                       STATEMENT OF ADDITIONAL INFORMATION






                           ADVANTUS SERIES FUND, INC.







                                 April 29, 2005


                         As Supplemented June 10, 2005


       This Statement of Additional Information is not a prospectus. This
           Statement of Additional Information relates to the separate
         Prospectus dated April 29, 2005 and should be read in conjunction therewith.

     The Fund's audited Annual Report, dated December 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

  A copy of the Prospectus and Annual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota
                                  55101-2098.




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                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...................................................................................1


INVESTMENT OBJECTIVES AND POLICIES................................................................................2
   Portfolio Names and Investment Policies........................................................................2
   Debt and Money Market Securities - Non-Money Market Portfolios.................................................3
   Low Rated Securities...........................................................................................5
   Convertible Securities and Preferred Stock ....................................................................6
   Money Market Securities - Money Market Portfolio...............................................................7
   U.S. Government Obligations....................................................................................8
   Obligations of Non-Domestic Banks..............................................................................8
   Variable Amount Master Demand Notes............................................................................9
   Mortgage-Related Securities....................................................................................9
   U.S. Government Mortgage-Related Securities...................................................................10
   Non-Governmental Mortgage-Related Securities..................................................................11
   Collateralized Mortgage Obligations...........................................................................11
   Stripped Mortgage-Backed Securities...........................................................................13
   Asset-Backed and Stripped Asset-Backed Securities.............................................................14
   Direct Investments in Mortgages - Whole Loans.................................................................15
   Zero Coupon Securities........................................................................................16
   Pay-in-Kind and Delayed Interest Securities...................................................................17
   Foreign Securities............................................................................................18
   Foreign Index Linked Securities...............................................................................19
   Swap Agreements...............................................................................................20
   Currency Exchange Transactions................................................................................21
   Foreign Currency Hedging Transactions.........................................................................22
   Loans of Portfolio Securities.................................................................................23
   Restricted and Illiquid Securities............................................................................24
   When-Issued Securities and Forward Commitments................................................................25
   Mortgage Dollar Rolls.........................................................................................27
   Real Estate Investment Trust Securities.......................................................................27
   Repurchase Agreements.........................................................................................28
   Reverse Repurchase Agreements.................................................................................28
   Futures Contracts and Options on Futures Contracts............................................................29
   Options.......................................................................................................32
   Warrants......................................................................................................35
   Index Depositary Receipts.....................................................................................36
   Short Sales Against the Box...................................................................................36
   Defensive Purposes............................................................................................39

INVESTMENT RESTRICTIONS..........................................................................................37
   Fundamental Restrictions......................................................................................37
   Non-Fundamental Restrictions..................................................................................38


                                       i

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
   Additional Restrictions.......................................................................................39

PORTFOLIO TURNOVER...............................................................................................40

DIRECTORS AND EXECUTIVE OFFICERS.................................................................................41

DIRECTOR LIABILITY...............................................................................................45

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................45
   General.......................................................................................................45
   Control and Management of Advantus Capital and Securian Financial.............................................46
   The Fund's Investment Advisory Agreement with Advantus Capital................................................47
   The Fund's Investment Advisory Fees...........................................................................48
   Sub-Adviser - JBIL............................................................................................50
   International Bond Portfolio Investment Sub-Advisory Agreement - JBIL.........................................50
   Annual Approval of Advisory and Sub-Advisory Agreements.......................................................50
   Information Regarding Fund Portfolio Managers.................................................................52
   Disclosure of Fund Portfolio Holdings.........................................................................52
   Administrative Services.......................................................................................52
   Code of Ethics................................................................................................53
   Proxy Voting Policies.........................................................................................53
   Distribution Agreement........................................................................................53
   Payment of Certain Distribution Expenses of the Fund..........................................................54
   Custodians....................................................................................................57
   Independent Registered Public Accounting Firm.................................................................57
   Legal Counsel.................................................................................................57

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE...............................................................57
   Investment Adviser............................................................................................57
   Sub-Adviser...................................................................................................57
PURCHASE AND REDEMPTION OF SHARES................................................................................60

FUND SHARES AND VOTING RIGHTS....................................................................................61

PRINCIPAL SHAREHOLDERS...........................................................................................62

NET ASSET VALUE..................................................................................................62

PERFORMANCE DATA.................................................................................................64
   Current Yield Figures for Money Market Portfolio..............................................................64
   Current Yield Figures for Other Portfolios....................................................................64
   Total Return Figures For All Portfolios.......................................................................65

                                       ii
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
TAXES............................................................................................................66

THE STANDARD & POOR'S LICENSE....................................................................................66

FINANCIAL STATEMENTS.............................................................................................67

APPENDIX A - MORTGAGE-RELATED SECURITIES........................................................................A-1
   Underlying Mortgages.........................................................................................A-1
   Liquidity and Marketability..................................................................................A-1
   Average Life.................................................................................................A-1
   Yield Calculations...........................................................................................A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS..................................................................B-1
   Bond Ratings.................................................................................................B-1
   Commercial Paper Ratings.....................................................................................B-2

APPENDIX C - FUTURES CONTRACTS..................................................................................C-1
   Example of Futures Contract Sale.............................................................................C-1
   Example of Futures Contract Purchase.........................................................................C-1
   Tax Treatment................................................................................................C-2

APPENDIX D - BRADY BONDS........................................................................................D-1

APPENDIX E - Advantus Capital Management, Inc. Proxy Voting Policies and Procedures.............................E-1

                         GENERAL INFORMATION AND HISTORY

         Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that International Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

       o        Bond Portfolio
       o        Index 400 Mid-Cap Portfolio
       o        Index 500 Portfolio
       o        International Bond Portfolio
       o Maturing Government Bond Portfolios (two separate portfolios with maturity dates of 2006 and 2010)
       o        Money Market Portfolio
       o        Mortgage Securities Portfolio
       o        Real Estate Securities Portfolio


         The investment adviser of the Fund is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital has entered into an investment sub-advisory agreement with Julius Baer Investments Limited ("JBIL") pursuant to which JBIL serves as investment sub-adviser to the Fund's International Bond Portfolio.

         Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company ("Minnesota Life"), a Minnesota corporation, and to separate accounts of Northstar Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of New York. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Shares of the Fund may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life, through its separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Portfolio of the Fund as of December 31, 2004. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life's address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund's Prospectus under "Investing in the Fund - Investment Objective, Policies and Practices." This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund's Prospectus.

PORTFOLIO NAMES AND INVESTMENT POLICIES

         The Bond, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, Index 400 Mid-Cap, International Bond, and Real Estate Securities Portfolios of the Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Portfolio's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Portfolio's outstanding shares as defined in the 1940 Act. The names of these Portfolios may be changed at any time by a vote of the Fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Portfolio of its 80% investment policy.

DEBT AND MONEY MARKET SECURITIES - NON-MONEY MARKET PORTFOLIOS

         To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

     o Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, Bond Portfolio and Mortgage Securities Portfolio may invest up to 10% of their respective net assets in debt securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. For a description of the ratings used by Moody's and S&P, see Appendix B ("Bond and Commercial Paper Ratings") below.
     o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     o    Debt obligations of banks.

         Bond, Mortgage Securities and Real Estate Securities Portfolios may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Real Estate Securities Portfolio may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See "Foreign Securities" below.
         International Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

         International Bond Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For a full discussion of Brady Bonds see Appendix D.

         In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security's maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including, in the case of Money Market Portfolio, variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.
         The Portfolios may also invest in securities which are unrated if the Portfolio's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.

         These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios' investment adviser or sub-adviser, it is to the Portfolios' advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

         Bond Portfolio and Mortgage Securities Portfolio may also invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see "Debt and Money Market Securities - Non-Money Market Portfolios" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

         Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios' shares.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

         To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Real Estate Securities Portfolio will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. Bond Portfolio, and Mortgage Securities Portfolio will each limit its purchase of convertible securities, and preferred stocks in the case of the Bond Portfolio, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities. See "Low Rated Securities," above.

MONEY MARKET SECURITIES - MONEY MARKET PORTFOLIO

         Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Additional Restrictions" below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

     o Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     o Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     o Repurchase agreements and reverse repurchase agreements with respect to any of the foregoing obligations.

         By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

         Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

         As specified in the Prospectus, certain of the Portfolios may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Portfolio authorized to invest in such securities (as described in the Prospectus) will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio's yield or the price of its shares.

         Each Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio's investment adviser or sub-adviser to be consistent with the Portfolio's respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. (Each of these Portfolios may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. See "Low Rated Securities" and "Convertible Securities," above, for more information.) Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

         A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

         Mortgage Securities Portfolio, Bond Portfolio and International Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

         In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

         The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

         Bond Portfolio, International Bond Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser or sub-adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, each of these Portfolios will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser in accordance with standards established by the Portfolio's Board of Directors. See "Restricted and Illiquid Securities" below.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

         Mortgage Securities Portfolio and Bond Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from the Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio's investment adviser or sub-adviser. A Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

ZERO COUPON SECURITIES

         The Maturing Government Bond Portfolios may invest in zero coupon securities. In addition, International Bond Portfolio may invest a lesser portion of its assets in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, Contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.

         While many factors may affect the yield to maturity of each Maturing Government Bond Portfolio, one such factor which may operate to the detriment of those Contract owners holding interests in such Portfolios until maturity, is the ability of other Contract owners to purchase or redeem shares on any business day.

         Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, Contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a Contract owner may experience a significantly different investment return than was anticipated at the time of purchase.

         Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

         Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities and, therefore the net asset value of the shares of the

Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

         Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its target date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.

         When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

         International Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in pay-in-kind and delayed interest securities will result in special tax consequences.

FOREIGN SECURITIES

         International Bond Portfolio may invest in foreign securities without limitation. In addition, Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Portfolio will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Portfolio's net assets). Real Estate Securities Portfolio may also invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 10% of its total assets. Advantus Capital will determine whether, in its judgment, a security purchased by any Portfolio is a "foreign security" based on various criteria it deems relevant, including, but not limited to, the country in which the security's issuer is organized, the location of the issuer's headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer's primary operations, including sales, are conducted.

         The Money Market Portfolio is also permitted to invest up to 25% of its total assets in U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with assets of at least $2 billion and U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with assets of at least $2 billion. See "Obligations of Non-Domestic Banks" above.


         The S&P 400 Mid-Cap and S&P 500 Portfolios may invest in securities of foreign issuers to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively.

         Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

         In addition, International Bond Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, International Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

FOREIGN INDEX LINKED SECURITIES

         International Bond Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.

         Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Portfolio's investment sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.

SWAP AGREEMENTS

         Each Portfolio (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because these agreements may affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Portfolio's investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

         The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by Advantus Capital or the sub-adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's securities.

         The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets. Advantus Capital and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

CURRENCY EXCHANGE TRANSACTIONS

         Spot Exchange Transactions. International Bond Portfolio usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Forward Exchange Contracts. International Bond Portfolio also has the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable) currency - see "Foreign Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

FOREIGN CURRENCY HEDGING TRANSACTIONS

         Forward Exchange Contracts. International Bond Portfolio has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-currency hedging.

         Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. (An example of a transaction hedge is when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency.) Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Portfolio's sub-adviser believes that a foreign currency -- for example the Japanese yen -- may suffer a decline against another currency -- for example the U.S. dollar -- it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline -- the Japanese yen -- that approximates the value of some or all of the Portfolio's investment securities denominated in the Japanese yen.) Foreign cross-currency hedging occurs when the Portfolio's investment sub-adviser believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-adviser decides to enter into a forward contract to sell the less favorable foreign currency in which certain Portfolio securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Portfolio's securities denominated in the less favorable currency.

         The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts. International Bond Portfolio may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Portfolio's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.



LOANS OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Portfolio assets, however, for purposes of compliance with any requirement described in the Fund's prospectus that a Portfolio invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio's custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of each loan.


RESTRICTED AND ILLIQUID SECURITIES

         Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

         The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Portfolio's investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Portfolio's investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

         If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (10% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Bond Portfolio, Mortgage Securities Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

         The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

         The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see "Mortgage Dollar Rolls" below.

         The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of such Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

MORTGAGE DOLLAR ROLLS
         In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.
         For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES
         The Real Estate Securities Portfolio may invest in real estate investment trust securities ("REIT"). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.
         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

         Each of the Portfolios may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government.
In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

         Money Market Portfolio and International Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

         The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio's investments and reduces the stability of the Portfolio's net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio's net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio's investment adviser, materially increase the risk of a significant deviation in the Portfolio's net asset value per share. See "Net Asset Value" below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERALLY. Consistent with their investment objectives and strategies, and to the extent specified in the Prospectus, the Portfolios may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts and foreign currency futures contracts, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

         In addition, futures contract strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If Advantus Capital or a sub-adviser wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Advantus Capital or a sub-adviser wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         A Portfolio may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under "Regulatory Matters" below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Portfolio's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Portfolio.

         Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on futures contracts that are written or purchased by the Portfolios on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

         RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Portfolios to additional investment risks and transactions costs. Risks include:

     o the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio's investment adviser or sub-adviser anticipates;

     o an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

     o the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

     o leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument; and

     o the risk that the counterparty to an instrument will fail to perform its obligations.

         REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Portfolio will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

         Each of the Fund's Portfolios that invests in futures contracts and options on futures contracts has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association. In each case, the Portfolio intends to comply with Section
4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums.

         The above limitation on the Portfolio's investments in futures contracts and commodity options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission ("CFTC") rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

         For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

         To the extent permitted in the Prospectus, each Portfolio may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Portfolio will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Portfolio will commit more than 5% of its total assets to premiums when purchasing put or call options.

         A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Portfolio writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Portfolio writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

         Portfolios may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Portfolio owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Portfolios receive premiums from writing call or put options, which they retain whether or not the options are exercised.

         By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Portfolio purchases a put or call option, any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the option.

         OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

         OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Portfolio's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolios will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

WARRANTS

         Bond Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         It is not expected that Bond Portfolio or International Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

INDEX DEPOSITARY RECEIPTS

         Index 500 Portfolio and Index 400 Mid-Cap Portfolio may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Portfolio may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Portfolio's investment objective as determined by the Portfolio's investment adviser or sub-adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

         DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Portfolio).

         Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Portfolio's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

SHORT SALES AGAINST THE BOX

         Each Portfolio may sell securities "short against the box"; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

DEFENSIVE PURPOSES

         Each Portfolio may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Portfolio may invest in cash or cash items without limitation. The "cash items" in which a Portfolio may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

         Each Portfolio is subject to certain "fundamental" investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of
(i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

         1. The Portfolios will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. The Portfolios will not concentrate their investments in a particular industry, except that:

               (a) with respect to Money Market Portfolio, this limitation does not apply to investments in domestic banks;

               (b) under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Portfolio will not concentrate its investments in any other particular industry;

               (c) under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. Real Estate Portfolio will not concentrate its investments in any other particular industry;

               (d) Index 500 Portfolio may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

               (e) Index 400 Mid-Cap Portfolio may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

               For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. The Portfolios will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

         4. The Portfolios will not purchase physical commodities or contracts relating to physical commodities.

         5. The Portfolios may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         6. The Portfolios may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

The Fund has adopted a number of non-fundamental policies which appear below.

         7. The Portfolios will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

         8. The Portfolios will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or
               (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio.

         9. The Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

         10. The Portfolios may not make short sales of securities, other than short sales "against the box," except that this policy does not prevent a Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).

         11. The Portfolios may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         12. The Portfolios will not invest more than 15% (10% in the case of Money Market Portfolio) of their net assets in illiquid securities.

         13. The total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolios' total assets. In addition, a Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

         If a percentage restriction described above or in the Fund's Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

ADDITIONAL RESTRICTIONS

         The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that
(a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

         Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.


                               PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

         Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Portfolio's sub-adviser such a sale is advisable.

         The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

         For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                                Portfolio Turnover Rate
                                                -----------------------
       Portfolio                          2004            2003           2002
       ---------                          ----            ----           ----
       Bond                              124.2%          128.4%         140.8%
       Index 400 Mid-Cap                  16.3            11.0           20.0
       Index 500                           1.6             2.8            7.8
       International Bond                145.2           364.8          304.1
       Maturing Government Bond --
         2006 Portfolio                   22.8            12.4            5.9
         2010 Portfolio                   17.1            10.5           19.1
       Money Market                        N/A             N/A            N/A
       Mortgage Securities               152.2            83.9           82.4
       Real Estate Securities             85.3            45.4           70.2

                        DIRECTORS AND EXECUTIVE OFFICERS

         Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority (75%) of the Board of Directors is comprised of Independent Directors.

         Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of

1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                       Position with Fund
Name, Address(1)                       and Length of               Principal Occupation(s)
and Age                                Time Served                 During Past 5 Years

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Interested Directors
-------------------------------------------------------------------------------------------------------------------
Dianne M. Orbison                      Director since              President and Treasurer, Advantus Capital
Age: 51                                December 28, 2004 and       Management, Inc.; Senior Vice President and Treasurer,
                                       President since             Minnesota Life Insurance Company; Vice President and Treasurer,
                                       July 25, 2002               Minnesota Mutual Companies, Inc.; Senior Vice President and
                                                                   Treasurer, Securian Financial Group, Inc.; Vice President and
                                                                   Treasurer, Securian Holding Company; President, MIMLIC Funding,
                                                                   Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); President and Treasurer,
                                                                   MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Treasurer, MIMLIC Life Insurance
                                                                   Company; Treasurer, Securian Life Insurance Company

-------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------------

Ralph D. Ebbott                        Director since              Retired, Vice President and Treasurer
Age:  78                               October 22, 1985            of Minnesota Mining and
                                                                   Manufacturing Company
                                                                   (industrial and consumer products) through
                                                                   June 1989

William C. Melton                      Director since              Founder and President of Melton
Age:  57                               April 25, 2002              Research Inc. since 1997; member of the
                                                                   Advisory Board of Macroeconomic Advisors
                                                                   LLC since 1998; member, Minneapolis StarTribune
                                                                   Board of Economists since 1986; member, State
                                                                   of Minnesota Council of Economic Advisors from
                                                                   1988 to 1994; various senior positions at American
                                                                   Express Financial Advisors (formerly Investors
                                                                   Diversified Services and, thereafter, IDS/American Express)
                                                                   from 1982 through 1997, including Chief Economist and,
                                                                   thereafter, Chief International Economist

Dorothy J. Bridges                     Director since              President and Chief Executive Officer, Franklin National
Age:  50                               December 28, 2004           Bank of Minneapolis since 1999

-------------------------------------------------------------------------------------------------------------------
Other Executive Officers
-------------------------------------------------------------------------------------------------------------------

Vicki L. Bailey                        Chief Compliance Officer    Vice President, Director of Legal Services, Chief
Age: 49                                since July 2004             Compliance Officer and Secretary, Advantus Capital
                                                                   Management, Inc.; Second Vice President, Investment Law
                                                                   and Corporate Compliance Officer, Minnesota Life Insurance
                                                                   Company; Vice President and Secretary, MCM Funding 1997-1,
                                                                   Inc. and MCM Funding 1998-1, Inc. (entities holding legal
                                                                   title to mortgages beneficially owned by certain clients
                                                                   of Advantus Capital); Second Vice President, Securian
                                                                   Financial Group, Inc.

Gary M. Kleist                         Vice President and          Vice President-Chief Operations Officer, Advantus Capital
Age: 45                                Treasurer since             Management, Inc.; Second Vice President, Minnesota Life
                                       July 24, 2003               Insurance Company; Vice President and Secretary/Treasurer,
                                                                   MIMLIC Funding, Inc. (entity holding legal title to bonds
                                                                   beneficially owned by certain clients of Advantus Capital);
                                                                   Financial Vice President, MCM Funding 1997-1, Inc. and MCM
                                                                   Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital)

Michael J. Radmer                      Secretary since             Partner with the law firm of
Dorsey & Whitney LLP                   April 16, 1998              Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age:  60

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

         The Fund has both an Audit Committee and a Nominating Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Fund. Ms. Bridges and Messrs. Melton and Ebbott comprise the members of both committees.

         The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;
(e) to act as a liaison between the Fund's independent auditors and the full Board; and (f) to assist Board oversight of the Fund's internal audit function (if any). The Audit Committee met four (4) times during the last fiscal year.

         The Nominating Committee, which operates in accordance with a separate Nominating Committee Charter approved by the Board of Directors, selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominating Committee does not at present consider nominees recommended by shareholders. The Nominating Committee held 2 meetings during the last fiscal year.

         The Directors beneficially owned shares in the Fund, in the following dollar ranges as of December 31, 2004:


                                        Dollar Range of
                                       Equity Securities
Name of Director                         in the Fund*
----------------                         ------------
Dorothy J. Bridges                           None
Ralph D. Ebbott                              None
William C. Melton                            None
Dianne M. Orbison                            None

* The Fund's shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Directors who own Contracts issued by those companies are the beneficial owners of the shares of the Fund attributable to such Contracts.


         Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital. Directors who are not affiliated with Advantus Capital receive compensation in connection with the Fund equal to $8,000 per year plus $2,000 per board meeting and committee meeting attended (and reimbursement of travel expenses to attend directors' meetings). During the fiscal year ended December 31, 2004, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:

                                                        Pension
                                                      or Retirement
                                  Aggregate             Benefits               Estimated
                                Compensation           Accrued as               Annual
                                    from              Part of Fund           Benefits Upon
Name of Director                  the Fund              Expenses              Retirement
----------------                  --------              --------              ----------
Dorothy J. Bridges*                   None                  n/a                    n/a
William C. Melton                  $24,000                  n/a                    n/a
Ralph D. Ebbott                    $24,000                  n/a                    n/a

* Ms. Bridges was not elected a Director of the Fund until December 28, 2004, and, therefore, did not receive any compensation from the Fund during the fiscal year ended December 31, 2004.

                               DIRECTOR LIABILITY

         Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund and Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Maturing Government Bond Portfolios, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio since May 1, 1997. Securian Financial Services, Inc. ("Securian Financial") acts as the Fund's underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

         The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

         Julius Baer Investments Limited ("JBIL") serves as investment sub-adviser to the Fund's International Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. Prior to January 27, 2005, the investment sub-adviser to the International Bond Portfolio was Julius Baer Investment Management Inc. ("JBIM"), which is under common control with JBIL. The investment personnel who formerly provided services to the International Bond Portfolio through JBIM continue to provide such services through JBIL.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

         Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

         Dianne M. Orbison, President and Director of the Fund, is President, Treasurer, Chief Investment Officer and Director of Advantus Capital. Gary M. Kleist, Vice President and Treasurer of the Fund, is Vice President and Chief Operating Officer of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Fund, is Vice President, Director of Legal Services, Chief Compliance Officer and Secretary of Advantus Capital.


THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

         Advantus Capital acts as investment adviser and manager of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Maturing Government Bond Portfolios, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio under an Investment Advisory Agreement dated May 1, 2000, and amended with respect to Schedule A thereto on December 28, 2004 (the "Investment Advisory Agreement"), which originally became effective on May 1, 2000 after it was approved by shareholders on April 17, 2000. Schedule A to the Investment Advisory Agreement, as amended, was approved by shareholders on December 28, 2004 and became effective on January 1, 2005. The Investment Advisory Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 27, 2005. Prior to May 1, 1997, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994.

         The Investment Advisory Agreement, will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

         If the shareholders of a class of capital stock of any Portfolio subject to the Investment Advisory Agreement fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.

         The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.


THE FUND'S INVESTMENT ADVISORY FEES

         Pursuant to the investment advisory agreement, each Portfolio pays its Investment Adviser an advisory fee equal on an annual basis to a percentage of the Portfolio's average daily net assets as set forth in the following table effective January 1, 2005:


                                                                        Advisory Fee
                                                                    (as a percentage of
         Portfolio                                                average daily net assets)
         ---------                                                -------------------------
         Bond Portfolio                                       0.40% of assets to $1 billion; and
                                                              0.35% of assets exceeding $1 billion

         Index 400 Mid-Cap Portfolio                          0.15% of assets to $1 billion; and
                                                              0.10% of assets exceeding $1 billion;

         Index 500 Portfolio                                  0.15% of assets to $1 billion; and
                                                              0.10% of assets exceeding $1 billion;

         International Bond Portfolio                         0.60% of assets to $1 billion; and
                                                              0.55% of assets exceeding $1 billion

         Maturing Government Bond Portfolios                  0.25%

         Money Market Portfolio                               0.30% of assets to $1 billion; and
                                                              0.25% of assets exceeding $1 billion

         Mortgage Securities Portfolio                        0.40% of assets to $1 billion; and
                                                              0.35% of assets exceeding $1 billion

         Real Estate Securities Portfolio                     0.70% of assets to $1 billion; and
                                                              0.65% of assets exceeding $1 billion

         The fees paid by the Portfolios during the fiscal years ended December 31, 2004, 2003 and 2002 (before absorption of certain expenses, described below) were as follows:

                                                         Advisory Fees Paid
                                                   ----------------------------
         Portfolio                                   2004      2003      2002
         ---------                                   ----      ----      ----
         Bond Portfolio                            $881,177  $860,144  $763,666
         Index 400 Mid-Cap Portfolio                110,279    72,518    64,008
         Index 500 Portfolio                        735,985   598,598   584,983
         International Bond Portfolio               381,228   377,612   274,308
         Maturing Government Bond -
           2006 Portfolio                            20,741    27,741    23,609
           2010 Portfolio                            18,092    23,812    17,470
         Money Market Portfolio                     221,585   321,314   387,449
         Mortgage Securities Portfolio              709,785   760,179   709,265
         Real Estate Securities Portfolio           426,938   259,374   155,406


         Under the investment advisory agreement, the Investment Adviser furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by the Investment Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Investment Adviser or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.

         For each of the last three calendar years, the expenses voluntarily absorbed by Advantus Capital for the various Portfolios were as follows:

                                                                         Expenses Voluntarily Absorbed
                                                                         -----------------------------
         Portfolio                                                2004                 2003                 2002
         ---------                                               ------               ------               ------
         Bond Portfolio                                          $ -0-                $ -0-                $ -0-
         Index 400 Mid-Cap Portfolio                               -0-                  -0-                  -0-
         Index 500 Portfolio                                       -0-                  -0-                  -0-
         International Bond Portfolio                              -0-                  -0-                  -0-
         Maturing Government Bond -
           2006 Portfolio                                          -0-                  -0-                35,104
           2010 Portfolio                                          -0-                  -0-                44,356
         Money Market Portfolio                                    -0-                  -0-                  -0-
         Mortgage Securities Portfolio                             -0-                  -0-                  -0-
         Real Estate Securities Portfolio                          -0-                  -0-                47,820

         Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SUB-ADVISER - JBIL

         Julius Baer Investments Limited ("JBIL"), with principal offices at Bevis Marks House, Bevis Marks, London, EC3A 7NE, England, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the International Bond Portfolio's foreign securities, subject to the general control of the Board of Directors of the Fund. JBIL is a wholly-owned subsidiary of Julius Baer Holding Ltd. and has been registered as an investment adviser in the United States since May 18, 2004. JBIL provides investment management services to a variety of institutional clients, including registered investment companies.

INTERNATIONAL BOND PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - JBIL

         JBIL acts as investment sub-adviser to the Fund's International Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIL Agreement") with Advantus Capital dated January 27, 2005, which became effective the same date.

         The JBIL Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIL Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIL and by JBIL on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIL Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIL Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the advisory fee received from International Bond Portfolio, Advantus Capital pays JBIL a sub-advisory fee equal to .30% of International Bond Portfolio's average daily net assets.

ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         At a meeting held on January 27, 2005, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined under the Investment Company Act of 1940) of the Fund (the "Independent Directors"), approved the continuation of the Fund's investment advisory agreement with Advantus Capital for an additional one-year period. In connection with such approval, the Directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Advantus Capital's services provided to the Fund and Advantus Capital's experience and qualifications. In addition to quarterly evaluations of the investment performance of each of the Fund's Portfolios relative to broad-based index and industry benchmarks and at least annual in person meetings with and presentations by each portfolio manager or managers for the Fund's Portfolios (including personnel from Advantus Capital and each sub-adviser), the Directors on January 27, 2005 reviewed and considered:

     o analyses prepared and compiled by Advantus Capital (i) setting forth the Fund's advisory fee for each Portfolio (as a percentage of assets) on a contractual and after-waiver basis (ii) comparing each Portfolio's contractual advisory fees with standard fee schedules for private (non-mutual fund) accounts managed by Advantus Capital and with the contractual fee schedules of other funds represented by Advantus Capital to be of comparable size and complexity (with a description of the bases upon which funds were selected for comparison), (iii) comparing each Portfolio's total returns with the Portfolio's benchmark index or indices and with such comparable funds (again, with a description of the bases upon which funds were selected for comparison);

     o descriptions of brokerage allocation practices (including any soft dollar arrangements) and assurances that such practices and arrangements are accurately described in the Fund's registration statement;

     o assurances that Advantus Capital and its personnel are in compliance with the Fund's codes of ethics, policies and procedures and exemptive orders and with applicable laws and regulations; and

     o a report on Advantus Capital's profitability related to providing advisory services to the Fund and each of its Portfolios after taking into account (i) advisory fees and any other benefits realized by Advantus Capital or any of its affiliates as a result of Advantus Capital's role as adviser to the Fund, and (ii) the direct and indirect expenses incurred by Advantus Capital in providing such advisory services to the Fund.

         After discussion, the Board of Directors concluded that Advantus Capital has the capabilities, resources and personnel necessary to manage the Fund and each of its Portfolios. The Board of Directors also concluded that, based on the services that Advantus Capital would provide to the Fund under the Fund's investment advisory agreement and the expenses incurred by Advantus Capital in the performance of such services, the compensation to be paid to Advantus Capital is fair and equitable with respect to the Fund and each of its Portfolios. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of the Fund to continue its investment advisory agreement with Advantus Capital for an additional one-year period.

         At the January 27, 2005 meeting, the Fund's Board of Directors, including a majority of the Independent Directors, also approved the continuation of the sub-advisory agreement between Advantus Capital and Julius Baer Investments Limited with respect to the International Bond Portfolio, for an additional one-year period.

         In approving the continuation of the sub-advisory agreement, the Board of Directors considered the quality of the services being rendered by the sub-adviser, its investment management style, the experience and qualifications of the sub-adviser's personnel and the sub-adviser's fee structure. The Board of Directors also reviewed written reports provided by the sub-adviser, which contained, among other items:

     o descriptions of brokerage allocation practices (including soft dollar arrangements, if any) and assurances that such practices and arrangements are accurately described in the Fund's registration statement; and

     o assurances that the sub-adviser and its personnel are in compliance with the sub-adviser's code of ethics and with the laws and regulations that apply to its relationship as sub-adviser to the applicable Portfolio.

         Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the International Bond Portfolio to continue its sub-advisory agreement for an additional one-year period.

INFORMATION REGARDING FUND PORTFOLIO MANAGERS

         OTHER ACCOUNTS MANAGED. For each of the Fund's Portfolios, the table below lists the number of other accounts managed by each portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of the end of the Fund's most recent fiscal year: (i) registered investment companies ("RICs"), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.

                        PORTFOLIO            TYPE OF            NUMBER OF
PORTFOLIO                MANAGER             ACCOUNT             ACCOUNTS    TOTAL ASSETS
---------              ----------            -------            ---------    ------------
Bond              Christopher R. Sebald      RICs                    7     $  596,470,390
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          9     $  932,111,299
                  -----------------------------------------------------------------------
                  Thomas B. Houghton         RICs                    2     $  136,848,700
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          7     $  706,692,338
                  -----------------------------------------------------------------------
                  David W. Land              RICs                    4     $  497,728,292
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                1     $  198,441,324
                                             --------------------------------------------
                                             Other Accounts          4     $  698,854,875
-----------------------------------------------------------------------------------------
Index 400         James P. Seifert           RICs                    1     $  664,167,584
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                5     $  764,533,344
                                             --------------------------------------------
                                             Other Accounts          0     $            0
-----------------------------------------------------------------------------------------
Index 500         James P. Seifert           RICs                    1     $   87,051,078
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                5     $  764,533,344
                                             --------------------------------------------
                                             Other Accounts          0     $            0
-----------------------------------------------------------------------------------------
International
Bond              Philip Mann                RICs                    0     $            0
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                1     $  455,226,030
                                             --------------------------------------------
                                             Other Accounts          1*    $1,117,923,836*
-----------------------------------------------------------------------------------------

* A portion of the advisory fee for this account is based on the performance of the account.

                        PORTFOLIO            TYPE OF            NUMBER OF
PORTFOLIO                MANAGER             ACCOUNT             ACCOUNTS    TOTAL ASSETS
---------              ----------            -------            ---------    ------------
Maturing
Government
Bond - 2006       Christopher R. Sebald      RICs                    7     $  895,812,148
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          9     $  932,111,299
-----------------------------------------------------------------------------------------
Maturing
Government
Bond - 2010       Christopher R. Sebald      RICs                    7     $  894,628,783
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          9     $  932,111,299
-----------------------------------------------------------------------------------------
Money Market      Christopher R. Sebald      RICs                    7     $  814,985,504
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          9     $  932,111,299
                  -----------------------------------------------------------------------
                  Thomas B. Houghton         RICs                    2     $  355,363,814
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          7     $  706,692,338
-----------------------------------------------------------------------------------------
Mortgage
Securities        David W. Land              RICs                    4     $  567,086,625
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                1     $  198,441,324
                                             --------------------------------------------
                                             Other Accounts          4     $  698,854,875
                  -----------------------------------------------------------------------
                  Christopher R. Sebald      RICs                    7     $  665,828,723
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                2     $  556,618,105
                                             --------------------------------------------
                                             Other Accounts          9     $  932,111,299
-----------------------------------------------------------------------------------------
Real Estate
Securities        Joseph R. Betlej           RICs                    2     $  318,274,491
                                             --------------------------------------------
                                             Pooled
                                             Investment
                                             Vehicles                1     $   21,855,566
                                             --------------------------------------------
                                             Other Accounts          1     $  142,719,072


-----------------------------------------------------------------------------------------

         CONFLICTS OF INTEREST. In the judgment of the Fund's investment adviser and investment sub-adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager's management of a Fund Portfolio on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital's and the Fund's code of ethics, or in the case of the portfolio manager for the International Bond Portfolio, with JBIL's code of ethics. The Fund Portfolio and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Both Advantus Capital and JBIL have also adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Fund Portfolio and other accounts managed by the same portfolio manager, including accounts of Advantus Capital, JBIL, or their affiliates. In addition, both Advantus Capital and JBIL believe that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager's compensation, but no portfolio manager's compensation structure favors one account over another on the basis of performance.

         PORTFOLIO MANAGERS' OWNERSHIP OF FUND SECURITIES. The Fund's shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Portfolios can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Portfolios are offered as investment options. As of the end of the Fund's most recent fiscal year, none of the portfolio managers identified above owns beneficially, through such contracts, shares of any of the Portfolios.

         PORTFOLIO MANAGER COMPENSATION. As of the end of the Fund's most recent fiscal year, each portfolio manager of a Fund Portfolio is compensated for managing the Portfolio and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital or JBIL and which do not discriminate in favor of any portfolio manager.

Index 400 Mid-Cap Portfolio and Index 500 Portfolio

         The Index 500 and Index 400 portfolio manager receives the following compensation:

         Base Salary - the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

         Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 70% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Portfolio, is the Portfolio's benchmark index described in the Fund's prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. An additional goal (approximately 20%) is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. The remaining goals (approximately 10%) are based on subjective fulfillment of position duties.

International Bond Portfolio

         The portfolio manager for the International Bond Portfolio receives a salary and other benefits (contributions are made on the portfolio manager's behalf to a staff pension fund and appropriate allowances are paid). These are fixed in nature and are linked to the portfolio manager's role and grade. The portfolio manager may or may not be paid a bonus at the discretion of JBIL senior management based on the performance of the accounts under management, the performance fees, if any, received from accounts under management and net new money under management. The portfolio manager does not, however, receive a portion of performance-based advisory fees, if any, paid with respect to any accounts managed by the portfolio manager.

Bond Portfolio, Maturing Government Bond Portfolios, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio

         The portfolio managers of the Bond Portfolio, Maturing Government Bond Portfolios, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio receive the following compensation:

         Base Salary - the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

         Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on the portfolio manager's ability to meet predetermined goals. Of the total goal, approximately 95% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio's benchmark index described in the Fund's prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 5%) are based on subjective fulfillment of position duties.

         Long-term Incentive - the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

         Deferred Compensation - the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

         Revenue Share - the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Fund Portfolios, are not subject to revenue share.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

         The Board of Directors of the Fund and Advantus Capital have adopted policies and procedures on the Fund's behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Portfolios (the "Disclosure Policies"). The Disclosure Policies are intended to ensure compliance by Advantus Capital and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of Advantus Capital to prevent the selective disclosure of non-public information concerning the Portfolios, except in accordance with the Disclosure Policies. Advantus Capital does not receive any compensation in return for the disclosure of information about a Portfolio's securities or for any ongoing arrangements to make available information about a Portfolio's securities.

         The Board and Advantus Capital considered each of the circumstances under which a Portfolio's portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. Advantus Capital and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds' shareholders, on the one hand, and those of Advantus Capital and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of their fiduciary duties, Advantus Capital and the Board determined that the Portfolios have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Directors exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund's shareholders and those of Advantus Capital and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Fund shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Directors deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of Advantus Capital and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.

         Advantus Capital and the Board of Directors reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

         The Fund files complete portfolio holdings schedules for each Portfolio as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Fund, Advantus Capital personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. No information concerning the portfolio holdings of the Portfolios may be disclosed to any third party except as provided below:



         o Disclosure on a Delay. The Fund and Advantus Capital may publicly disclose all calendar quarter-end portfolio holdings of all Portfolios after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.

         o Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Fund's administrative services agent and the Fund's underwriter. The frequency of disclosure varies and may be as frequent as daily, with no lag.

         o Unaffiliated Service Providers - Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Fund's accountant that are involved in the daily accounting and investment administration services of the Fund, (ii) employees of the Fund custodians and securities lending agents, (iii) employees of unaffiliated service providers that are involved with maintenance of computer systems used by Advantus Capital to track portfolio holdings and trading information on behalf of the Fund, and
                  (iv) employees of the sub-adviser for the International Bond Portfolio. The frequency of disclosure varies and may be as frequent as daily, with no lag. The Fund's accountant, computer system provider and sub-adviser are subject to contractual duties of confidentiality regarding portfolio holdings information.

         o Unaffiliated Service Providers - As Needed. Personnel of certain other unaffiliated third party service providers have access to Fund portfolio holdings information only as needed to provide services to the Fund. These service providers include (i) the Fund's independent auditors, (ii) the Fund's general counsel, (iii) the independent legal counsel to the Fund's independent directors, and (iv) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Fund, Advantus Capital or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.

         o JBIL - International Bond Portfolio Sub-Adviser. JBIL has adopted a policy regarding disclosure of portfolio holdings information related to the International Bond Portfolio. Pursuant to this policy, JBIL will not disclose portfolio holdings information except (i) to market counterparties and custodians as necessary in the course of sub-advising the portfolio, (ii) to legal and regulatory authorities, (iii) to JBIL lawyers and other advisers on a confidential basis, and
                  (iv) in accordance with instructions from Advantus Capital. The frequency of disclosure to JBIL is daily, with no lag.

         o Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

         o Consultants/Institutional Investors. Advantus Capital discloses representative account and composite "top 10 holdings," "top 10 holdings percentages," "buy/sell examples" and other similar breakdowns to consultants and potential institutional investors in connection with marketing investment advisory services. Composites are made up of accounts managed by Advantus Capital that are focused on a similar investment strategy and meet certain other conditions. For each composite, one account is designated as the representative account. The representative account is used to illustrate characteristics of the accounts that make up a composite. The representative account may be a Portfolio, but will not be identified by name in marketing materials. Composite information is aggregated across accounts and is not identified as held by a particular Portfolio. The information is periodically included in pitchbooks, presentations, requests for proposals and web site one pagers and is generally current as of the most recent quarter end.

         o Disclosure of Aggregate Composite Characteristics. Aggregate composite characteristics may be made available without a delay. Examples of aggregate composite characteristics include, but are not limited to, (i) the allocation of the portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the components of the portfolio holdings and other investment positions, (iii) the attribution of returns by asset class, sector, industry and country, and
                  (iv) volatility characteristics.

         o Disclosure of Individual Portfolio Holdings. Certain spokespersons of Advantus Capital or the Fund may disclose or confirm the ownership of any individual holding position in materials prepared for Fund shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Portfolio (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.

         DISCLOSURE AS REQUIRED BY LAW. A Portfolio's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Portfolio shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions by Advantus Capital or the Fund as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer of Advantus Capital, or an authorized designee.

         WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer of Advantus Capital oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer of Advantus Capital, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Fund shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer of Advantus Capital also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Portfolios and their shareholders, and the legitimate business purposes served by the disclosure.

ADMINISTRATIVE SERVICES

         The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Fund. Minnesota Life currently provides such services at a monthly cost of $2,600 per Portfolio. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company (see below). However, under the Fund's agreement with Minnesota Life, Minnesota Life continues to oversee State Street's performance of these services. During each of the last three calendar years the amounts paid by each Portfolio to Minnesota Life for these services were as follows:

         Portfolio                                 2004      2003       2002
         ---------                                 ----      ----       ----
         Bond Portfolio                           $28,800  $31,800    $51,600
         Index 400 Mid-Cap Portfolio               28,800   31,800     51,600
         Index 500 Portfolio                       28,800   31,800     51,600
         International Bond Portfolio              28,800   28,200     37,200
         Maturing Government Bond
               2006 Portfolio                      28,800   31,800     51,600
               2010 Portfolio                      28,800   31,800     51,600
         Money Market Portfolio                    28,800   31,800     51,600
         Mortgage Securities Portfolio             28,800   31,800     51,600
         Real Estate Securities Portfolio          28,800   31,800     51,600

         The Fund has also entered into separate agreements with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides daily accounting and investment administration services for the Fund's Portfolios. Under this agreement, the annual fee for each Portfolio is equal to ..02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion. Prior to April 1, 2003, the Fund was party to an agreement with SEI Investments Mutual Fund Services ("SEI") pursuant to which SEI provided daily accounting services for the International Bond Portfolio. Under the agreement with SEI, the cost to the International Bond Portfolio for SEI's services was an annual fee equal to the greater of $45,000 or .06% of the Portfolio's first $150 million of net assets, .05% of the next $850 million of net assets, and .04% of net assets in excess of $1 billion. During the last three calendar years, the amounts paid by each Portfolio to SEI and State Street for these services were as follows:

         Portfolio                                2004         2003         2002
         ---------                                ----         ----         ----
         Bond Portfolio                        $ 72,943     $ 45,512      $   n/a
         Index 400 Mid-Cap Portfolio             51,900       31,800          n/a
         Index 500 Portfolio                    105,834       98,107          n/a
         International Bond Portfolio            55,236       46,028       49,900
         Maturing Government Bond -
          2006 Portfolio                         48,900       31,800          n/a
          2010 Portfolio                         48,900       31,800          n/a
         Money Market Portfolio                  49,650       31,800          n/a
         Mortgage Securities Portfolio           61,416       40,888          n/a
         Real Estate Securities Portfolio        50,400       31,800          n/a

CODE OF ETHICS

         Advantus Capital, Securian Financial and the Fund, together with the sub-adviser for the International Bond Portfolio, has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Fund.


PROXY VOTING POLICIES

         The Fund and its Portfolios have delegated all proxy voting responsibilities to Advantus Capital. In the case of the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios, Advantus Capital, pursuant to the Advantus Capital Proxy Voting Policies and Procedures (the "Proxy Voting Policies"), has instructed the Portfolios' custodian, Wells Fargo Bank, to vote proxies on behalf of the Portfolios in accordance with Wells Fargo's Proxy Guidelines and Philosophy (the "Wells Guidelines"). The Wells Guidelines include procedures for avoiding material conflicts of interest between the interests of the Portfolio and the interests of the Fund's investment adviser, principal underwriter or other persons affiliated with the Fund, its investment adviser or principal underwriter. Advantus Capital monitors the proxy votes cast by Wells Fargo, including votes cast in situations presenting conflicts of interest. The Fund's other Portfolios do not generally invest in voting securities, but proxies for any voting securities which may be held by such Portfolios are voted by Advantus Capital in accordance with the Proxy Voting Policies in a manner that is generally consistent with the Wells Guidelines. The Proxy Voting Policies for these Portfolios also include procedures for avoiding material conflicts of interest that are substantially identical to those in the Wells Guidelines. Copies of the Proxy Voting Policies, including the Wells Guidelines, are attached as Appendix E. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. The Fund will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

DISTRIBUTION AGREEMENT


         Securian Financial Services, Inc. ("Securian Financial") acts as the underwriter of the Funds' shares, pursuant to a written agreement. The Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement, or interested persons of any such party, last approved the Fund's Underwriting and Distribution Agreement dated May 1, 2000 with Securian Financial (the "Distribution Agreement") on January 27, 2005. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Fund, except for certain fees paid pursuant to the Fund's Rule 12b-1 Plan of Distribution. See "Payment of Certain Distribution Expenses of the Fund," below.

         The Distribution Agreement may be terminated by the Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         In the Distribution Agreement, Securian Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Fund but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUND

         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each Portfolio of the Fund, with the exception of the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), pays a fee to Securian Financial, or to life insurance companies ("Insurance Companies") whose variable insurance contracts ("Variable Contracts") offer shares of the Fund, which, on an annual basis, is equal to ..25% of each Portfolio's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Fund's shares.

         The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Fund or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract owner may require, or maintaining customer accounts and records.

         In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Portfolios of the Fund covered by the Plan, except for the voting securities attributable to the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), and by a majority vote of both the full Board of Directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Directors and the Independent Directors,
(3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full Board of Directors and the Independent Directors,
(5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter, the Insurance Companies or others will prepare and furnish to the Board of Directors, and the Board of Directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

         Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
(3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 27, 2005, the Board of Directors of the Fund so concluded.

         During the fiscal year ended December 31, 2004, each Portfolio covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:

         Portfolio                                                                Amount Paid
         ---------                                                                -----------
         Bond                                                                    $  734,314
         Index 400 Mid-Cap                                                          183,798
         Index 500                                                                1,526,603
         International Bond                                                         158,845
         Money Market                                                               221,585
         Mortgage Securities                                                        591,487
         Real Estate Securities                                                     177,891

         In accordance with the Plan of Distribution, Securian Financial has entered into a separate Fund Shareholder Services Agreement with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2000. This Agreement provides that Minnesota Life will provide to the Fund, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by Minnesota Life and are a part of the Plan of Distribution. This Agreement was last approved by a vote of the Board of Directors, including a majority of the Independent Directors, on January 27, 2005.

         The Plan of Distribution could be construed as a "compensation plan" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as distribution fees pursuant to the Plan of Distribution for the Portfolios covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

         The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund's Board of Directors.

         Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios.

         Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258, is the custodian for the Bond, Mortgage, Maturing Government Bond and International Bond Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent registered public accounting firm, providing audit services including audits of the Fund's annual financial statements and assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

         The Fund's general counsel is Dorsey & Whitney LLP. The firm of Faegre & Benson LLP serves as independent legal counsel to the Fund's independent directors.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

INVESTMENT ADVISER

         The Investment Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of the Investment Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, the Investment Adviser considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Investment Adviser, the Fund enables the Investment Adviser to supplement its own investment research activities and allows the Investment Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to the Investment Adviser, the Investment Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

         There is no formula for the allocation by the Investment Advisers of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, the Investment Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         To the extent research services are used by the Investment Adviser in rendering investment advice to the Fund, such services would tend to reduce the Investment Adviser's expenses. However, the Investment Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Investment Adviser from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by the Investment Adviser, and conversely, research services received by the Investment Adviser in respect of transactions for such other portfolios will be available for the benefit of the Fund.

         During the fiscal years ended December 31, 2004, 2003 and 2002, brokerage commissions paid were:

                                                        Brokerage Commissions Paid

         Portfolio                              2004              2003               2002
         ---------                              ----              ----               ----
         Bond Portfolio                     $       --         $       --         $       --
         Index 400 Mid-Cap Portfolio            23,371             15,824             45,408
         Index 500 Portfolio                    24,034             44,845             67,598
         International Bond Portfolio               --                 --                 --
         Maturing Government Bond --
           2006 Portfolio                           --                 --                 --
           2010 Portfolio                           --                 --                 --
         Money Market Portfolio                     --                 --                 --
         Mortgage Securities Portfolio              --                 --                 --
         Real Estate Securities Portfolio      274,911             67,621             99,237

         Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

         The Fund will not execute portfolio transactions through any affiliate, except as described below. The Investment Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

         Consistent with achieving best execution, the Fund may participate in so-called "directed brokerage" (or "Commission recapture") programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Portfolio from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Investment Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Portfolio receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Portfolio returns.

         In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.

         The Fund's acquisition during the fiscal year ended December 31, 2004, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

                                                                           Value of Securities Owned
                                                                             in the Portfolios at
                  Name of Issuer                                              End of Fiscal Year
                  --------------                                           -------------------------
                  Wells Fargo Investments LLC                                   $10,552,924
                  J.P. Morgan Securities                                          8,109,282
                  Morgan Stanley                                                  7,702,365
                  Bear Stearns Mortgage, Inc.                                     6,801,278
                  Credit Suisse First Boston LLC                                  4,848,517
                  Bank of America                                                 4,065,104
                  Lehman Brothers, Inc.                                           3,585,424
                  Merrill Lynch & Company, Inc.                                   3,246,049


SUB-ADVISER

         JBIL, in managing the International Bond Portfolio, intends to follow the same brokerage practices as those described above for the Investment Adviser.



                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Fund's underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

         Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                          FUND SHARES AND VOTING RIGHTS

         The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

         All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

         Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

         The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.

                             PRINCIPAL SHAREHOLDERS

     The officers and directors of the Fund cannot directly own shares of the Portfolios, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and directors as a group own less than 1% of the outstanding shares of each Portfolio.

     No shareholder owns 5% or more of the outstanding shares of any Portfolio except as set forth below. As of March 31, 2005, all of the outstanding shares of each Portfolio were owned by Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:

                                       Number of             Percent
     Name of Portfolio                Shares Owned            Owned
     ----------------------           ------------           -------
     Bond                             217,706,956              100%
     Index 400 Mid-Cap                 66,597,358              100%
     Index 500                        171,257,482              100%
     International Bond                46,316,316              100%
     Maturing Government
      Bond 2006                         3,501,113              100%
     Maturing Government
      Bond 2010                         3,745,779              100%
     Money Market                      96,493,774              100%
     Mortgage Securities              141,277,923              100%
     Real Estate Securities            49,499,706              100%

                                 NET ASSET VALUE


         The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily.

         Securities, except securities held by the Money Market Portfolio, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Board of Directors and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Directors. A Portfolio's investments will also be valued at fair value by the Pricing Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market, except that debt obligations with remaining maturities of sixty days or less held by the International Bond Portfolio may be valued at their amortized cost, which approximates market value.
         All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

         The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio's amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO

         Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Life should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The current yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 2004 were 1.64% and 1.66%, respectively.

CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS

         Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield figures published by the Fund will reflect Advantus Capital's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). For the 30-day period ended December 31, 2004, the yields of the Portfolios are shown in the table below.

                  Portfolio                                                           Yield
                  ---------                                                           -----
         Bond Portfolio                                                                4.18%
         Index 400 Mid-Cap Portfolio                                                    N/A
         Index 500 Portfolio                                                            N/A
         International Bond Portfolio                                                   N/A
         Maturing Government Bond --
           2006 Portfolio                                                              1.13
           2010 Portfolio                                                              2.54
         Money Market Portfolio                                                         N/A
         Mortgage Securities Portfolio                                                 4.54
         Real Estate Securities Portfolio                                               .68

TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

         Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

         The cumulative total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). The cumulative total returns for the Portfolios for the specified periods ended December 31, 2004 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.

                                                                    From Inception                   Date of
                                                                      to 12/31/04                   Inception
                                                                    ---------------                 ---------
Bond Portfolio                                                    309.37%   (305.43%)                12/3/85
Index 400 Mid-Cap Portfolio                                       105.71    (103.00)                 10/1/97
Index 500 Portfolio                                               481.06    (479.10)                  5/1/87
International Bond Portfolio                                       69.21     (69.21)                 10/1/97
Maturing Government Bond -
     2006 Portfolio                                               128.07    (112.97)                  5/2/94
     2010 Portfolio                                               160.43    (135.04)                  5/2/94
Money Market Portfolio                                            133.15    (128.66)                 12/3/85
Mortgage Securities Portfolio                                     289.93    (289.01)                  5/1/87
Real Estate Securities Portfolio                                  133.04    (126.24)                  5/1/98

Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as discussed in "Investment Advisory and Other Services -- The Fund's Investment Advisory Agreement" above).

         The average annual rates of return for the Portfolios for the specified periods ended December 31, 2004 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.

                                         Year Ended            Five Years           Ten Years          From Inception       Date of
                                          12/31/04           Ended 12/31/04       Ended 12/31/04         to 12/31/04       Inception
                                          --------           --------------       --------------         -----------       ---------
Bond Portfolio                        4.98%    (4.98%)       7.81%    (7.81%)     7.32%    (7.32%)     7.67%     (7.61%)    12/3/85
Index 400 Mid-Cap Portfolio          15.73    (15.73)        8.73     (8.65)       N/A       N/A      10.46     (10.26)     10/1/97
Index 500 Portfolio                  10.39    (10.39)       -2.69    (-2.69)     11.46    (11.46)     10.47     (10.45)      5/1/87
International Bond Portfolio         11.43    (11.43)        9.56     (9.56)       N/A       N/A       7.52      (7.52)     10/1/97
Maturing Government Bond-
   2006 Portfolio                      .12      (.12)        7.58     (7.27)      8.58     (7.98)      8.04      (7.34)      5/2/94
   2010 Portfolio                     3.31     (3.31)        9.96     (9.64)     10.08     (9.22)      9.39      (8.34)      5/2/94
Money Market Portfolio                 .74      (.74)        2.45     (2.45)      3.73     (3.73)      4.54      (4.43)     12/3/85
Mortgage Securities Portfolio         4.81     (4.81)        7.85     (7.85)      7.96     (7.96)      8.01      (7.99)      5/1/87
Real Estate Securities Portfolio     35.52    (35.52)       23.30    (22.99)       N/A       N/A      13.53     (13.02)      5/1/98

         Purchasers of variable contracts issued by Minnesota Life or other life insurance companies should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed by the life insurance companies against such assets are not reflected in the Portfolios' quotations.

                                     TAXES

         The Fund and each Portfolio qualified for the year ended December 31, 2004, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.

         To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

         Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Maturing Government Bond 2006 Portfolio, Index 400 Mid-Cap Portfolio, International Bond Portfolio and Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

         The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

         As the sole shareholder of the Fund will be Minnesota Life and the separate accounts of Minnesota Life, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.


                          THE STANDARD & POOR'S LICENSE

         Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's(R)," "S&P(R)," "S&P 500(R), "S&P 400(R)," "Standard & Poor's 500," "Standard & Poor's MidCap 400," and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.

The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio (collectively, the "Portfolios") are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              FINANCIAL STATEMENTS



         The Fund's financial statements for the year ended December 31, 2004, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to Shareholders, and the report thereon of the Fund's independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                    APPENDIX A - MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

         All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

         Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                 APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

         Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

         B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

         Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                         APPENDIX C - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

         The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

         In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

         The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

         The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

         For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

         Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

         The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

         The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

         Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

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                            APPENDIX D - BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the IMF. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


PURPOSE

The purpose of this proxy voting policy and procedure is to set forth the principles, guidelines and procedures by which Advantus Capital Management, Inc. ("Advantus") votes the proxies for the securities owned by its clients for which Advantus exercises voting authority and discretion (the "Proxies"). The procedure has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. These policies and procedures do not apply to any client that explicitly retains authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Advantus takes no responsibility for the voting of any proxies on behalf of such clients. For those clients that delegate such authority and discretion to Advantus, this policy and procedure apply equally to registered investment companies and client accounts. Advantus has adopted different procedures that reflect the unique nature of its types of clients and contractual relationships that those clients may or may not have with custodians.


POLICY
As an investment manager, it is Advantus' responsibility to vote Proxies solely in the best interests of the clients to whom it has a fiduciary responsibility. Advantus has certain clients who have retained as their custodian, Wells Fargo Bank, to whom Advantus has delegated the responsibility to vote Proxies. For all other clients, including clients for whom Advantus acts as sub-adviser, the custodian selected by the client has not been authorized to vote Proxies for those portfolios. Accordingly, Advantus has adopted separate procedures for these portfolios to reflect that Advantus is making proxy voting decisions directly for these portfolios. It is the policy of Advantus to avoid inconsistency between the votes cast on a particular matter for a security regardless of whether Wells Fargo Bank is making the voting decision or Advantus is voting directly. In reviewing a Proxy on a particular matter, Advantus will endeavor to maintain consistency among the votes of all clients for which Advantus is responsible, but in all cases Advantus will make the decision that is in the best interests of the clients

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other

April 2005

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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any Proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such Proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

The proxy voting guidelines attached hereto as Exhibits A and B state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that - guidelines; they are not strict rules that must be obeyed in all cases. Advantus may vote shares contrary to the position indicated by the guidelines if such a vote is in the client's best interests.




                                      E-2
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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


PROCEDURE
I.   ACCOUNTS WHERE ADVANTUS IS THE ADVISER AND WELLS FARGO IS THE CUSTODIAN
     For all portfolios, including portfolios of the Advantus Series Fund, where Advantus manages the portfolios directly (i.e., those portfolios for which there is no sub-adviser), and where Wells Fargo Bank has been named the custodian for the client, Advantus has delegated to the custodian bank (Wells Fargo Bank) the authority to vote Proxies on behalf of the client. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the Proxies according to the Wells Fargo Bank Proxy Voting Policies and Procedures attached hereto as Exhibit A ("Wells Fargo Proxy Guidelines"). Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing Proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines.

     If an Advantus portfolio manager requires a Proxy to be voted in a manner that is inconsistent with the Wells Fargo Proxy Guidelines because the portfolio manager believes that such a vote is in the best interests of the client, the Advantus portfolio manager will inform the compliance department who shall handle the matter in the manner set forth in Article V below.

II.  ALL OTHER PORTFOLIOS FOR WHICH ADVANTUS ACTS AS ADVISER OR SUB-ADVISER
     For all other portfolios for which Advantus is the investment adviser or sub-adviser, Advantus will vote Proxies according to the Advantus Capital Management Guidelines and Policies attached hereto as Exhibit B ("Advantus Proxy Guidelines"), or in accordance with guidelines provided to Advantus by the Client. Advantus will endeavor to cast votes for these client portfolios in a manner consistent with the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies, but in all cases Advantus will vote the Proxies as Advantus determines to be in the best interests of the client. Advantus will receive the proxy voting information from the client's custodian, then vote the Proxy and return it to the company as directed on the Proxy form and finally return, if requested by the client, a copy of each such Proxy vote to the client for their record keeping purposes.

     If an Advantus portfolio manager requires a Proxy to be voted in a manner that is inconsistent with the Advantus Proxy Guidelines because the portfolio manager believes that such a vote is in the best interests of the client, the Advantus portfolio manager will inform the compliance department who shall handle the matter in the manner described in Article
     V. below.


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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


III. ADVANTUS INVESTMENT POLICY COMMITTEE
     Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies and Procedures, modifying the Proxy Voting Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee will provide an oversight role to ensure that material conflicts of interest are avoided between the interests of the client on the one hand, and the investment adviser, custodian bank, and the sub-advisers on the other. The Investment Policy Committee on a periodic basis will request from the custodian bank all potential conflicts of interest encountered in their proxy voting process and will review accordingly for conflicts of interest.

IV.  REQUESTS FOR PROXY VOTING POLICIES OR PROXY VOTING RECORDS
         A. If an Advantus Series Fund shareholder has requested a copy of the Advantus Series Fund proxy voting policies and procedures or proxy voting record, the compliance department will work with the appropriate life insurance and/or annuity department of Minnesota Life to provide a copy to the shareholder within three business days.
        B. If any other client or shareholder has requested a copy of Advantus' proxy voting policies and procedures or the proxy voting record, the compliance department will provide a copy to such person within three business days.


V.   CONFLICTS OF INTEREST
     All conflicts of interest will be resolved in the interests of Advantus clients.

     To prevent a conflict of interest in proxy voting for clients whose Proxies are voted by Wells Fargo Bank, Advantus will request from the custodian bank on a periodic basis a disclosure about potential conflicts of interest encountered in their proxy voting process and the Investment Policy Committee will review accordingly for conflicts of interest.

     In order to prevent conflicts of interest for other portfolios (whose Proxies are voted by Advantus), votes will generally be made in accordance with the Advantus Proxy Guidelines. To the extent available, prior to voting on Proxies for other portfolios, Advantus will review any vote on the same issues made by Wells Fargo Bank for other Advantus client portfolios to meet the objective of maintaining consistency on votes for the same security cast for all clients of Advantus, provided that such vote would be in the best interests of the client involved.



                                      E-4
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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


     If an Advantus portfolio manager requires a Proxy to be voted in a certain manner that is inconsistent with the Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines, as the case may be, because the portfolio manager believes that a vote cast in accordance with the applicable guidelines would not be in the best interest of the client, the Advantus portfolio manager will inform the compliance department The portfolio manager will inform the compliance department of why the vote should be cast in a manner different from the applicable Wells Fargo Proxy Guidelines or Advantus Proxy Guidelines applicable, and will also inform the compliance officer of any matter which has or may give rise to a conflict of interest on the part of the portfolio manager or Advantus. In such instances, the compliance department will make a determination whether a potential conflict of interest is presented. If the compliance department makes a determination that there is a potential conflict of interest, the matter will brought before the Investment Policy Committee of Advantus to make a determination as to how to proceed. The Investment Policy Committee will make a final determination as to whether there is a material conflict of interest for which special steps should be taken. The steps that may be considered among others are to: follow the prescribed Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines as applicable, delegate the decision to a third party, have the client vote its own proxy, disclose the conflict to the client or defer to the voting recommendation of the client. The Proxy will be handled in the manner authorized by the Investment Policy Committee.

VI.  RECORDKEEPING
     Advantus or its designee maintains a record of all proxy voting decisions and votes cast to the extent required by applicable law and regulations. These Proxy Voting Policies and Procedures are subject to change upon approval by Advantus without notice.

VII. CERTAIN RESPONSIBILITIES FOR ADVANTUS SERIES FUND, INC.
     Under the Proxy Voting Procedure adopted by ASF, a copy of which is attached hereto as Exhibit I, certain additional responsibilities have been delegated to Advantus. Advantus will perform such duties in the manner set forth in such procedure.


Author:  Vicki Bailey
Last Amended:  April 2005
Policy approved by Investment Policy Committee (except for VII):
Approved by Internal Compliance Controls Committee:


                                      E-5
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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


                                    EXHIBIT A


                                WELLS FARGO BANK
                      PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Fargo Bank and whose voting authority has been delegated to Wells Fargo Bank. Wells Fargo Bank believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Fargo Bank exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Fargo Bank supports sound corporate governance practices within companies in which they invest.

Wells Fargo Bank utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Bank Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.       Responsibilities

         (A)      Proxy Administrator

         Wells Fargo Bank has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

         (i) Voting Guidelines. Wells Fargo Bank Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Fargo Bank will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the [Proxy Committee or the portfolio manager covering the subject



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                      PROXY VOTING POLICIES AND PROCEDURES

                  security] if the Proxy Committee [or the portfolio manager] determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest (as described further below) with respect to such matter.

         (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Bank Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo Bank or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

                  Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

         (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

         (iv) Conflicts of Interest. Wells Fargo Bank has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Fargo Bank as a result of business conducted by ISS. Wells Fargo Bank believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo Bank may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo Bank and/or its affiliates have other relationships with the issuer of the proxy. Wells Fargo Bank believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Fargo Bank, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Fargo Bank or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.


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                      PROXY VOTING POLICIES AND PROCEDURES


         (B)      ISS

         ISS has been delegated with the following responsibilities:

             o Research and make voting determinations in accordance with the Wells Fargo Bank Proxy Guidelines described in Appendix A;

             o    Vote and submit proxies in a timely manner;

             o    Handle other administrative functions of proxy voting;

             o Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

             o    Maintain records of votes cast; and

             o Provide recommendations with respect to proxy voting matters in general.

         (C) Except in instances where clients have retained voting authority, Wells Fargo Bank will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

         (D) Notwithstanding the foregoing, Wells Fargo Bank retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Fargo Bank will maintain the following records relating to the implementation of the Procedures:

         o        A copy of these proxy voting polices and procedures;

         o Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

         o Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Fargo Bank);

         o Records of each written client request for proxy voting records and Wells Fargo Bank's written response to any client request (written or oral) for such records; and

         o Any documents prepared by Wells Fargo Bank or ISS that were material to making a proxy voting decision.

         Such proxy voting books and records shall be maintained at an office of Wells Fargo Bank in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Fargo Bank will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request.



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                      PROXY VOTING POLICIES AND PROCEDURES

         Wells Fargo Bank will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request.

         Except as otherwise required by law, Wells Fargo Bank has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

February 9, 2004



                                      E-9
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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


                                   APPENDIX A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2005

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

         1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

                  o an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

                  o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.



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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

                  Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

                  a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

                           1)       Length of service of senior management

                           2)       Number/percentage of outside directors

                           3) Consistency of performance (EPS) over the last five years

                           4)       Value/growth of shares relative to
                                    industry/market averages

                           5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

                  b. If the Board is viewed to be independent and the financial performance of the Company has been good:

                           1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

                           2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

                  c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

                  d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

         1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

         2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

         3. Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

E. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

F. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

G. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

         1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

         2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

         3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

         4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

         5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

         6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

         7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

         8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

         9. The Wells Fargo proxy voting record is available for review by the client.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


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Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The
Nominating Committee is in the best position to select nominees who are
available and capable of working well together to oversee management of the                                  FOR
company.

WFB will withhold votes for a director if the nominee fails to attend at                                   WITHHOLD
least 75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the following                                AGAINST
apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

WFB will withhold votes from the entire board (except for new nominees) where
the director(s) receive more than 50% withhold votes out of those cast and                                 WITHHOLD
the issue that was the underlying cause of the high level of withhold votes has not been addressed.
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Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee                                     AGAINST/
members if non-audit fees are greater than audit fees, audit-related fees,                                 WITHHOLD
and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify                                    FOR
auditors unless:

o    an auditor has a financial interest in or association with the company, and                           AGAINST
     is therefore not independent, or
o    there is reason to believe that the independent auditor has rendered an
     opinion that is neither accurate nor indicative of the company's                                      AGAINST
     financial position.

WFB will vote against proposals that require auditors to attend annual                                     AGAINST
meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their                           CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
WFB will vote for shareholder proposals requesting a shareholder vote for                                    FOR
audit firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation.                                AGAINST
This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the                              CASE-BY-CASE
auditors are being changed without an explanation, or if the non-audit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of                                AGAINST
independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.
---------------------------------------------------------------------------------------------------------------------------------
Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve                                   FOR
directors' and auditors' reports, unless:

o    there are concerns about the accuracy of the accounts presented or the                                AGAINST
     auditing procedures used;
o    the company is not responsive to shareholder questions about specific items                           AGAINST
     that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.
---------------------------------------------------------------------------------------------------------------------------------
Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the
board is best suited to determine if such change in company name is                                          FOR
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
necessary.

However, where the name change is requested in connection with a
reorganization of the company, the vote will be based on the merits of the                              CASE-BY-CASE
reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be
updated by deleting, adding or revising language.                                                            FOR
---------------------------------------------------------------------------------------------------------------------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight
discount and thus own a beneficial interest in the company, provided that the                                FOR
total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and
savings plans, retirement plans, pension plans and profit plans.                                             FOR
---------------------------------------------------------------------------------------------------------------------------------
Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial
steps that may arise at the annual or special meeting.                                                       FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures
are significant and no further approval from shareholders is sought.                                       AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and                               AGAINST
CEO be held separately.

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.
---------------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
Specifically in the U.K., WFB will vote against a director nominee who is                                  AGAINST
both chairman and CEO if there is no adequate justification provided by the company.

---------------------------------------------------------------------------------------------------------------------------------
Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be
independent directors, unless the board is effectively in compliance with the                                FOR
request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will withhold votes from insiders and affiliated outsiders on boards that                              WITHHOLD
are not at least majority independent.

WFB will withhold votes from compensation committee members where there is a                               WITHHOLD
pay-for-performance disconnect (for Russell 3000 companies).

WFB will vote for proposals requesting that the board audit, compensation                                    FOR
and/or nominating committees be composed of independent directors, only.
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,                                WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the `single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure.                             CASE-BY-CASE
The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent                              AGAINST
or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the                               AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent
compensation consultant.                                                                                   AGAINST
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from
serving as directors.                                                                                      AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no
criminal violations occurred. WFB will also vote in favor of proposals to                                    FOR
purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly
broad. For example, WFB will oppose proposals to indemnify directors for acts                             AGAINST
going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance                             AGAINST
to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.
---------------------------------------------------------------------------------------------------------------------------------
Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and
management unless:                                                                                           FOR

o    there are serious questions about actions of the board or management for                              AGAINST
     the year in question;
o    legal action is being taken against the board by shareholders.                                        AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future
shareholder action, although it does make such action more difficult to                                    AGAINST
pursue.
---------------------------------------------------------------------------------------------------------------------------------
Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already
provides adequate information pertaining to the election of directors.                                     AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Limitation on Number of Boards a Director May Sit On
---------------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
 WFB will withhold votes from directors who sit on more than six boards.                                   WITHHOLD
Director Tenure/Retirement Age                                                           ----------------------------------------

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent
qualified individuals from serving as directors.                                                           AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the
Board. In determining these issues, WFB will rely on the proxy voting
Guidelines.                                                                                             CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------
Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the
corporation or any of its affiliates.                                                                   CASE-BY-CASE

---------------------------------------------------------------------------------------------------------------------------------
Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of
the proposal and its vote recommendations for the scheduled meeting.                                    CASE-BY-CASE


WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the
authority is limited to adjournment proposals requesting the authority to                                    FOR
adjourn solely to solicit proxies to approve a transaction the WFB supports.
---------------------------------------------------------------------------------------------------------------------------------

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
proposed objectives and goals can be met; and stock ownership positions.                                CASE-BY-CASE


In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw
provisions.                                                                                             CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections
may provide for the continuity of experienced directors on the Board.                                   CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected
board seats, as all directors should be accountable to shareholders.                                         FOR
---------------------------------------------------------------------------------------------------------------------------------
Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders' rights to remove directors with or without cause or only with
approval of two-thirds or more of the shares entitled to vote.                                          CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of
directors is abusive and will warrant a vote against the proposal.                                         AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies                                     AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect
directors to fill board vacancies.                                                                           FOR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However,
if the board is elected annually we will not support cumulative voting.                                 CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case
by case basis in accordance with the proxy voting guidelines.                                           CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the
face of a proxy contest may be used as a takeover defense.                                                   FOR

However, if the company has cumulative voting, downsizing the board may                                    AGAINST
decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

---------------------------------------------------------------------------------------------------------------------------------
Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its                                   FOR
poison pill for shareholder ratification.

WFB will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval
since the company's last annual meeting, does not put the pill to a vote at                                WITHHOLD
the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months.

Alternatively, WFB will analyze proposals to redeem a company's poison pill,
or requesting the ratification of a poison pill on a case-by-case basis.                                CASE-BY-CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all
shares (or more recently majority of shares) that includes a fairness opinion                           CASE-BY-CASE
and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the
fair price provision, and the mechanism for determining the fair price.                                 CASE-BY-CASE

WFB will vote against fair price provisions with shareholder vote
requirements of 75% or more of disinterested shares.                                                       AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Greenmail

WFB will generally vote in favor of proposals limiting the corporation's authority to purchase shares of common stock (or other outstanding
securities) from a holder of a stated interest (5% or more) at a premium                                     FOR
unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case
basis.                                                                                                  CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------
Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is
accountable to all the company's owners.                                                                     FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may
entrench management and lessen its interest in maximizing shareholder value.                               AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations.
Dual class or multiple-voting stock carry unequal voting rights, which differ                              AGAINST
from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or
multiple-voting stock, which carry different rights than the common stock.                                   FOR

For foreign corporations, WFB will vote for proposals that create preference
---------------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.
                                                                                                            FOR
---------------------------------------------------------------------------------------------------------------------------------
Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors
considered are those specified in the proxy guidelines.                                                 CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will
vote against proposals that provide for them.                                                              AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.
---------------------------------------------------------------------------------------------------------------------------------
Confidential Voting

WFB will vote for proposals to adopt confidential voting.                                                    FOR
---------------------------------------------------------------------------------------------------------------------------------
Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting                               AGAINST
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.


Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions
(including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require
two-thirds majority of votes cast).                                                                        AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give                                     CASE-BY-CASE
shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

---------------------------------------------------------------------------------------------------------------------------------
Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential
business information.                                                                                      AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of
meetings are best placed with management.                                                                    FOR

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location
proposed will be acceptable to all shareholders.                                                           AGAINST


WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders' meetings, subject to a minimum of a simple majority of the
company's outstanding voting shares.                                                                         FOR
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes
the responsibility of the board for managing the affairs of the corporation.                               AGAINST
---------------------------------------------------------------------------------------------------------------------------------
Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to
comply with what management's counsel interprets as applicable law.                                          FOR

However, amendments that have a material effect on shareholder's rights will                            CASE-BY-CASE
be considered on a case-by-case basis.
---------------------------------------------------------------------------------------------------------------------------------
Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of
shareholders.                                                                                           CASE-BY-CASE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



of shares for acquisitions, or for general business purposes.                   CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow
management to freely place the shares with an allied institution or set the       AGAINST
terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences.
However, such circumstances may be warranted if delisting of the company's
stock is imminent and would result in greater harm to shareholders than the         FOR
excessive share authorization.

WFB will generally vote in favor of forward stock splits.                           FOR
-------------------------------------------------------------------------------------------------
Dividends

WFB will vote for proposals to allocate income and set dividends.                   FOR

WFB will also vote for proposals that authorize a dividend reinvestment
program as it allows investors to receive additional stock in lieu of a cash        FOR
dividend.

However, if a proposal for a special bonus dividend is made that specifically
rewards a certain class of shareholders over another, WFB will vote against       AGAINST
the proposal.

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed
to determine how to allocate corporate earnings or set dividends.                 AGAINST

In addition, WFB will vote for proposals to set director fees.                      FOR
-------------------------------------------------------------------------------------------------

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                FOR
-------------------------------------------------------------------------------------------------
Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to
consummate beneficial acquisitions, combinations or financings.                     FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover
purposes without shareholder approval (blank check preferred stock).              AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the
shares to be used have voting rights greater than those available to other        AGAINST
shareholders.

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white
squire placements).                                                                 FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend
rate of preferred stock.                                                        CASE-BY-CASE

-------------------------------------------------------------------------------------------------
Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares
on a case-by-case basis.                                                        CASE-BY-CASE
-------------------------------------------------------------------------------------------------
Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights.
Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of
trading.                                                                            FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and
cover the full range of corporate financing needs.                                  FOR
-------------------------------------------------------------------------------------------------
Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                                   FOR
o there is clear evidence of past abuse of the authority; or                      AGAINST
o the plan contains no safeguards against selective buy-backs.                    AGAINST


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

-------------------------------------------------------------------------------------------------
Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval
to adopt a new plan, or to increase shares reserved for an existing plan.       CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000
companies.                                                                          FOR

If the proposed cost is above the allowable cap, WFB will vote against the
plan.                                                                             AGAINST

Among the plan features that may result in a vote against the plan are:
o    plan administrators are given the authority to reprice or replace
     underwater options; repricing guidelines will conform to changes in the      AGAINST
     NYSE and NASDAQ listing rules.

WFB will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the
following: The company's most recent three-year burn rate exceeds one             AGAINST
standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 index; and the company's most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company
demonstrates that it is using a substantial portion of performance-based        CASE-BY-CASE
awards for its top executives.


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



WFB will vote for shareholder proposals asking the company to expense stock
options, as a result of the FASB final rule on expensing stock options.             FOR

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive
bonuses/compensation.                                                               FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive,
broad-based (non-approved) plans and is not acting to correct the situation.      AGAINST

WFB will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership
requirements, as well as actual officer stock ownership in the company.         CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan provisions that
(a) place a cap on annual grants or amend administrative features, and (b)
add performance criteria to existing compensation plans to comply with the
provisions of Section 162(m) of the Internal Revenue Code.                      CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on
their voting power dilution.                                                    CASE-BY-CASE

WFB will generally vote for retirement plans for directors.                         FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of "related companies," even though they meet our criteria for
dilution and exercise price, without adequate disclosure and justification.       AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after
the initial period.)                                                              AGAINST

WFB will evaluate compensation proposals (Tax Havens) requesting share option
schemes or amending an existing share option scheme on a case-by-case basis.    CASE-BY-CASE

Stock options align management interests with those of shareholders by

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.
                                                                                -----------------
Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m)
of the IRC. Payouts under these plans may either be in cash or stock and are        FOR
usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory auditors who are retiring from the board will be considered on a
case-by-case basis.                                                             CASE-BY-CASE
-------------------------------------------------------------------------------------------------
Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o    the proposal is embedded in an executive or director compensation plan that
     is contrary to guidelines                                                      FOR
-------------------------------------------------------------------------------------------------
Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to            FOR
report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will generally vote for shareholder proposals requesting to put
extraordinary benefits contained in SERP agreements to a shareholder vote,          FOR
unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director's pay, or (b) seek to limit executive
and director pay.                                                                 AGAINST
-------------------------------------------------------------------------------------------------
Golden and Tin Parachutes


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or
disapprove of these severance agreements.                                           FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also
enhance employee morale and productivity. Among the arrangements that will be   CASE-BY-CASE
considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
o    guarantees of benefits if a key employee voluntarily terminates;
o    guarantees of benefits to employees lower than very senior management; and
o    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in
a management-led buyout.                                                          AGAINST
-------------------------------------------------------------------------------------------------
Reincorporation

WFB will evaluate a change in a company's state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation
fee savings. WFB will also analyze proposed changes to the company charter      CASE-BY-CASE
and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout
provisions, fair price provisions, and disgorgement provisions. WFB will        CASE-BY-CASE
examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context
of a state's corporate governance laws on a case-by-case basis.                 CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to
reincorporate into the United States on a case-by-case basis.                   CASE-BY-CASE


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.
-------------------------------------------------------------------------------------------------
Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider
stakeholder interests (local communities, employees, suppliers, creditors,        AGAINST
etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they
deem relevant in discharging their duties.                                          FOR
-------------------------------------------------------------------------------------------------
Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case
basis. WFB will determine if the transaction is in the best economic            CASE-BY-CASE
interests of the shareholders. WFB will take into account the following factors:

o    anticipated financial and operating benefits;
o    offer price (cost versus premium);
o    prospects for the combined companies;
o    how the deal was negotiated;
o    changes in corporate governance and their impact on shareholder rights.

--------------------------------------------------------------------------------
In addition, WFB will also consider whether current shareholders would control a minority of the combined company's outstanding voting power, and
whether a reputable financial advisor was retained in order to ensure the       CASE-BY-CASE
protection of shareholders' interests.

--------------------------------------------------------------------------------

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders.
Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives
managing the liquidation,                                                       CASE-BY-CASE
-------------------------------------------------------------------------------------------------
Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.
Rights of appraisal provide shareholders who are not satisfied with the terms of


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



certain corporate transactions (such as mergers) the right to demand a judicial     FOR
review in order to determine the fair value of their shares.
-------------------------------------------------------------------------------------------------
Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

o    eliminating the need for annual meetings of mutual fund shareholders;
o    entering into or extending investment advisory agreements and management contracts;
o    permitting securities lending and participation in repurchase agreements;
o    changing fees and expenses; and                                                FOR
o    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.
Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.
As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934;
and the federal Investment Company Act of 1940.
-------------------------------------------------------------------------------------------------
Social and Environmental Proposals

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any
degree of confidence. Proposals that limit the business activity or capability    AGAINST
of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

o    Energy and Environment
o    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
     Ireland, China)
o    Military Business
o    Maquiladora Standards & International Operations Policies
o    World Debt Crisis
o    Equal Employment Opportunity & Discrimination
o    Animal Rights
o    Product Integrity and Marketing
o    Human Resources Issues
o    Political and Charitable Contributions
o    Reference to Sexual Orientation
o    Pollution or Climate Change
o    Genetically Engineered Ingredients/Seeds
o    Board Diversity
o    Arctic National Wildlife Refuge
o    Greenhouse Gas Emissions
o    Renewable Energy Sources
-------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



                                    EXHIBIT B

                           ADVANTUS CAPITAL MANAGEMENT
                              GUIDELINES & POLICIES


RESPONSIBILITY OF ADVANTUS TO VOTE PROXIES

As an investment manager, it is Advantus' responsibility to vote Proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is Advantus' policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although Advantus may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients Advantus serves, as a practical matter, it is impossible for Advantus' decisions in these matters to reflect the divergent views of the plan participants. Advantus generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not Advantus' intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, Advantus recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

The following are the general proxy voting policies for clients of Advantus. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Advantus anticipate all future situations.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES



CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of Advantus clients. Advantus is an affiliate of a financial services firm and makes its best efforts to avoid conflicts of interest. In situations where Advantus perceives a material conflict of interest, Advantus may disclose the conflict to the relevant Clients; defer to the voting recommendation of the client or those of another independent third party provider of proxy services; send the proxy directly to the relevant clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Advantus considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly the recommendation of management on any issue is a factor which Advantus considers in determining how proxies should be voted. However, Advantus does not consider recommendations from management to be determinative of Advantus' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Advantus will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Advantus' relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, their knowledge of the company and any other information readily available.

PROXY VOTING POLICIES AND PRINCIPLES

We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

                       ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

   (a) an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

   (b) upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

   Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

   (a) An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

        (1)  Length of service of senior management

        (2)  Number/percentage of outside directors

        (3)  Consistency of performance (EPS) over the last five years

        (4)  Value/growth of shares relative to industry/market averages

        (5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

   (b) If the Board is viewed to be independent and the financial performance of the Company has been good:

        (1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

        (2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

   (c) If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate,

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

        unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

   (d) If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

PROXY PROCEDURES

Advantus has a responsibility to process Proxies and maintain Proxy records pursuant to SEC rules and regulations. In addition, Advantus understands its fiduciary duty to vote Proxies and that Proxy voting decisions may affect the value of shareholdings. Therefore, Advantus will attempt to process every vote it receives for all Proxies. However, there may be situations in which Advantus cannot vote Proxies. For example, Advantus may not be given enough time to process the vote. For example, Advantus, through no fault of their own, may receive a meeting notice from the company too late. In addition, if Advantus has outstanding sell orders, the Proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Advantus may hold shares on a company's record date, should it sell them prior to the company's meeting date, Advantus ultimately may decide not to vote those shares.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


Uncontested Election of Directors or Trustees

Advantus will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees
who are available and capable of working well together to oversee management        FOR
of the company.

Advantus will withhold votes for a director if the nominee fails to attend at     WITHHOLD
least 75% of the board and committee meetings without a valid excuse.

Advantus will vote against routine election of directors if any of the
following apply: company fails to disclose adequate information in a timely       AGAINST
manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

WFB will withhold votes from the entire board (except for new nominees) where
the director(s) receive more than 50% withhold votes out of those cast and        WITHHOLD
the issue that was the underlying cause of the high level of withhold votes has not been addressed.

-------------------------------------------------------------------------------------------------
Ratification of Auditors

Advantus will vote against auditors and withhold votes from audit committee       AGAINST/
members if non-audit fees are greater than audit fees, audit-related fees,        WITHHOLD
and permitted tax fees, combined. Advantus will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, Advantus will generally vote for proposals to             FOR
ratify auditors unless:

o    an auditor has a financial interest in or association with the company, and  AGAINST is therefore not independent, or
o    there is reason to believe that the independent auditor has rendered an
     opinion that is neither accurate nor indicative of the company's financial   AGAINST
     position.

Advantus will vote against proposals that require auditors to attend annual       AGAINST
meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


Advantus will consider shareholder proposals requiring companies to prohibit    CASE-BY-CASE
their auditors from engaging in non-audit services on a case-by-case basis
(or cap level of non-audit services).

Advantus will vote for shareholder proposals requesting a shareholder vote          FOR
for audit firm ratification.

Advantus will vote against shareholder proposals asking for audit firm            AGAINST
rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, Advantus will consider on a case-by-case basis if     CASE-BY-CASE
the auditors are being changed without an explanation, or if the non-audit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, Advantus will consider voting against the appointment     AGAINST
of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, Advantus will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

-------------------------------------------------------------------------------------------------
Directors and Auditor's Reports

For foreign corporations, Advantus will generally vote for proposals to approve     FOR
directors' and auditors' reports, unless:

o    there are concerns about the accuracy of the accounts presented or the       AGAINST
     auditing procedures used;
o    the company is not responsive to shareholder questions about specific items  AGAINST that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


company in the auditors report.

-------------------------------------------------------------------------------------------------
Company Name Change/Purpose

Advantus will vote for proposals to change the company name as management and
the board is best suited to determine if such change in company name is             FOR
necessary.

However, where the name change is requested in connection with a
reorganization of the company, the vote will be based on the merits of the      CASE-BY-CASE
reorganization.

In addition, Advantus will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be
updated by deleting, adding or revising language.                                   FOR
-------------------------------------------------------------------------------------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

Advantus will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a
slight discount and thus own a beneficial interest in the company, provided         FOR
that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, Advantus will generally vote for proposals to adopt or amend
thrift and savings plans, retirement plans, pension plans and profit plans.         FOR
-------------------------------------------------------------------------------------------------
Approve Other Business

Advantus will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial
steps that may arise at the annual or special meeting.                              FOR

However, Advantus retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures
are significant and no further approval from shareholders is sought.              AGAINST
-------------------------------------------------------------------------------------------------
Independent Board Chairman

Advantus will vote against proposals requiring that the positions of chairman     AGAINST
and CEO be held separately.

Advantus would prefer to see the chairman and chief executive positions be


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., Advantus will vote against a director nominee who       AGAINST
is both chairman and CEO if there is no adequate justification provided by the company.
-------------------------------------------------------------------------------------------------
Independent Board of Directors/Board Committees

Advantus will vote for proposals requiring that two-thirds of the board be          FOR
independent directors, unless the board is effectively in compliance with the request based on Advantus' definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders'
interests.

Advantus will withhold votes from insiders and affiliated outsiders on boards     WITHHOLD
that are not at least majority independent.

Advantus will withhold votes from compensation committee members where there      WITHHOLD
is a pay-for-performance disconnect (for Russell 3000 companies).

Advantus will vote for proposals requesting that the board audit, compensation      FOR
and/or nominating committees be composed of independent directors, only.
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

Advantus will withhold votes from any insiders or affiliated outsiders on audit,  WITHHOLD compensation or nominating committees. Advantus will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, Advantus will insert strong language in our analyses to highlight our disapproval of the `single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. Advantus will examine these proposals on a case-by-case basis.


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


Specifically in Japan, in cases where a company has committed some fraudulent     AGAINST
or criminal act, Advantus will vote against the representative director(s)
and individuals personally implicated in the wrongdoing.

In addition, Advantus will vote against proposals asking the board to address     AGAINST
the issue of board diversity.

Advantus will vote against proposals from shareholders requesting an
independent compensation consultant.                                              AGAINST

-------------------------------------------------------------------------------------------------
Minimum Stock Requirements by Directors

Advantus will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from
serving as directors.                                                             AGAINST

-------------------------------------------------------------------------------------------------
Indemnification and Liability Provisions for Directors and Officers

Advantus will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no
criminal violations occurred. Advantus will also vote in favor of proposals         FOR
to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, Advantus will vote against indemnity proposals that are overly broad. For example, Advantus will oppose proposals to indemnify directors for
acts going beyond mere carelessness, such as gross negligence, acts taken in      AGAINST
bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, Advantus will vote against providing indemnity
insurance to auditors as payment of such fees by the company on behalf of the     AGAINST
auditor calls into question the objectivity of the auditor in carrying out the audit.
-------------------------------------------------------------------------------------------------
Board or Management Acts

For foreign corporations, Advantus will vote for the discharge of the board
and management unless:                                                              FOR


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


o    there are serious questions about actions of the board or management for     AGAINST
     the year in question;
o    legal action is being taken against the board by shareholders.               AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.
-------------------------------------------------------------------------------------------------
Nominee Statement in the Proxy

Advantus will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already
provides adequate information pertaining to the election of directors.            AGAINST
-------------------------------------------------------------------------------------------------
Limitation on Number of Boards a Director May Sit On

 Advantus will withhold votes from directors who sit on more than six boards.     WITHHOLD

-------------------------------------------------------------------------------------------------
Director Tenure/Retirement Age

Advantus will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent
qualified individuals from serving as directors.                                  AGAINST
-------------------------------------------------------------------------------------------------
Board Powers/Procedures/Qualifications

Advantus will consider on a case-by-case basis proposals to amend the corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the
Board. In determining these issues, Advantus will rely on the proxy voting
Guidelines.                                                                     CASE-BY-CASE
-------------------------------------------------------------------------------------------------
Loans to Officers

Advantus will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the
corporation or any of its affiliates.                                           CASE-BY-CASE

-------------------------------------------------------------------------------------------------
Adjourn Meeting to Solicit Additional Votes

Advantus will examine proposals to adjourn the meeting to solicit additional
votes on a case-by-case basis. As additional solicitation may be costly and     CASE-BY-CASE
could result in coercive pressure on shareholders, Advantus will consider the


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


nature of the proposal and its vote recommendations for the scheduled meeting.

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the
authority is limited to adjournment proposals requesting the authority to           FOR
adjourn solely to solicit proxies to approve a transaction the WFB supports.

-------------------------------------------------------------------------------------------------
Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

Advantus will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record;
background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
and stock ownership positions.                                                  CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw
provisions.                                                                     CASE-BY-CASE
-------------------------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections

Advantus will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors
on the Board.                                                                   CASE-BY-CASE

For foreign corporations, Advantus will vote for the elimination of protected
board seats, as all directors should be accountable to shareholders.                FOR
-------------------------------------------------------------------------------------------------
Removal of Directors

Advantus will consider on a case-by-case basis proposals to eliminate shareholders' rights to remove directors with or without cause or only with
approval of two-thirds or more of the shares entitled to vote.                  CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of
directors is abusive and will warrant a vote against the proposal.                AGAINST
-------------------------------------------------------------------------------------------------
Board Vacancies


                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Advantus will vote against proposals that allow the board to fill vacancies                                AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, Advantus will vote for proposals that permit shareholders to
elect directors to fill board vacancies.                                                                     FOR
----------------------------------------------------------------------------------------------------------------------------
Cumulative Voting

Advantus will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However,
if the board is elected annually we will not support cumulative voting.                                 CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the
shareholder vote necessary to call a special meeting, will be voted on a case                           CASE-BY-CASE
by case basis in accordance with the proxy voting guidelines.

----------------------------------------------------------------------------------------------------------------------------
Board Size

Advantus will vote for proposals that seek to fix the size of the board, as
the ability for management to increase or decrease the size of the board in                                  FOR
the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may                                    AGAINST
decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.


----------------------------------------------------------------------------------------------------------------------------
Shareholder Rights Plan (Poison Pills)

Advantus will generally vote for proposals that request a company to submit                                  FOR
its poison pill for shareholder ratification.

WFB will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval
since the company's last annual meeting, does not put the pill to a vote at                                WITHHOLD
the current annual meeting, and does not have a requirement or does not commit to
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
put the pill to shareholder vote within 12 months.

Alternatively, Advantus will analyze proposals to redeem a company's poison                             CASE-BY-CASE
pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, Advantus will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require
shareholder ratification of the pill and a sunset provisions whereby the pill                           CASE-BY-CASE
expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, Advantus will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

----------------------------------------------------------------------------------------------------------------------------
Fair Price Provisions

Advantus will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed
mechanism, the vote required to approve the proposed acquisition, the vote                              CASE-BY-CASE
required to repeal the fair price provision, and the mechanism for determining the fair price.

Advantus will vote against fair price provisions with shareholder vote
requirements of 75% or more of disinterested shares.                                                       AGAINST
----------------------------------------------------------------------------------------------------------------------------
Greenmail

Advantus will generally vote in favor of proposals limiting the corporation's authority to purchase shares of common stock (or other outstanding
securities) from a holder of a stated interest (5% or more) at a premium                                     FOR
unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, Advantus will analyze such proposals on a case-by-case basis. In addition, Advantus will analyze restructurings that involve the payment of pale greenmail on a
case-by-case basis.                                                                                     CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Voting Rights

Advantus will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.
                                                                                                             FOR
Alternatively, Advantus will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing
shareholder value.                                                                                         AGAINST
----------------------------------------------------------------------------------------------------------------------------
Dual Class/Multiple-Voting Stock

Advantus will vote against proposals that authorize, amend or increase dual
class or multiple-voting stock which may be used in exchanges or                                           AGAINST
recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, Advantus will vote for the elimination of dual class or
multiple-voting stock, which carry different rights than the common stock.                                   FOR

For foreign corporations, Advantus will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance
shareholder value.                                                                                           FOR
----------------------------------------------------------------------------------------------------------------------------
Supermajority Vote Provisions

Advantus will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The
factors considered are those specified in the proxy guidelines.                                         CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and Advantus
will vote against proposals that provide for them.                                                         AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.
----------------------------------------------------------------------------------------------------------------------------

Confidential Voting
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Advantus will vote for proposals to adopt confidential voting.                                               FOR
----------------------------------------------------------------------------------------------------------------------------

Vote Tabulations

Advantus will vote against proposals asking corporations to refrain from                                   AGAINST
counting abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.


Specifically in Japan, Advantus will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would
still require two-thirds majority of votes cast).                                                         AGAINST
----------------------------------------------------------------------------------------------------------------------------
Equal Access to the Proxy

Advantus will evaluate Shareholder proposals requiring companies to give                                CASE-BY-CASE
shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.
----------------------------------------------------------------------------------------------------------------------------
Disclosure of Information

Advantus will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of
confidential business information.                                                                         AGAINST
----------------------------------------------------------------------------------------------------------------------------
Annual Meetings

Advantus will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or
locations of meetings are best placed with management.                                                       FOR

Alternatively, Advantus will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or
location proposed will be acceptable to all shareholders.                                                  AGAINST


Advantus will generally vote in favor of proposals to reduce the quorum necessary for shareholders' meetings, subject to a minimum of a simple
majority of the company's outstanding voting shares.                                                         FOR
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Shareholder Advisory Committees/Independent Inspectors

Advantus will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the
corporation.                                                                                               AGAINST
----------------------------------------------------------------------------------------------------------------------------
Technical Amendments to the Charter of Bylaws

Advantus will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as
applicable law.                                                                                              FOR

However, amendments that have a material effect on shareholder's rights will
be considered on a case-by-case basis.                                                                  CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Bundled Proposals

Advantus will vote for bundled or "conditional" proxy proposals on a case-by-case basis, as Advantus will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in
the best interests of shareholders.                                                                     CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

Advantus will consider requests for increases in authorized common stock on a case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split,
issuance of shares for acquisitions, or for general business purposes.                                  CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case Advantus will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow
management to freely place the shares with an allied institution or set the                                AGAINST
terms and prices of the new shares.

For reverse stock splits, Advantus will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in
authorized but unissued shares. The failure to reduce authorized shares                                      FOR
proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------


Advantus will generally vote in favor of forward stock splits.                                               FOR
----------------------------------------------------------------------------------------------------------------------------
Dividends

Advantus will vote for proposals to allocate income and set dividends.                                        FOR

Advantus will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash
dividend.                                                                                                     FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, Advantus will vote
against the proposal.                                                                                      AGAINST

Advantus will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is
best placed to determine how to allocate corporate earnings or set dividends.                              AGAINST

In addition, Advantus will vote for proposals to set director fees.                                          FOR
----------------------------------------------------------------------------------------------------------------------------
Reduce the Par Value of the Common Stock

Advantus will vote for proposals to reduce the par value of common stock.                                    FOR
----------------------------------------------------------------------------------------------------------------------------
Preferred Stock Authorization

Advantus will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be
used to consummate beneficial acquisitions, combinations or financings.                                      FOR

Alternatively, Advantus will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover
purposes without shareholder approval (blank check preferred stock).                                       AGAINST

In addition, Advantus will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to
other shareholders.                                                                                        AGAINST

Advantus will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white
squire placements).                                                                                          FOR
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------

Finally, Advantus will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend
rate of preferred stock.                                                                                CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Reclassification of Shares


Advantus will consider proposals to reclassify a specified class or series of
shares on a case-by-case basis.                                                                         CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Preemptive Rights

Advantus will generally vote for proposals to eliminate preemptive rights.
Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of
trading.                                                                                                     FOR

In addition, specifically for foreign corporations, Advantus will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, Advantus will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and
cover the full range of corporate financing needs.                                                           FOR
----------------------------------------------------------------------------------------------------------------------------

Share Repurchase Plans

Advantus will vote for share repurchase plans, unless:                                                       FOR
o   there is clear evidence of past abuse of the authority; or                                             AGAINST
o   the plan contains no safeguards against selective buy-backs.                                           AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.
----------------------------------------------------------------------------------------------------------------------------
Executive and Director Compensation Plans

Advantus will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing
plan.                                                                                                   CASE-BY-CASE

Advantus will review the potential cost and dilutive effect of the plan.
After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base,
and
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING Policies and Procedures

----------------------------------------------------------------------------------------------------------------------------
pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable
cap, Advantus will vote for the plan. ISS will also apply a pay for                                          FOR
performance overlay in assessing equity-based compensation plans for Russell
3000 companies.

If the proposed cost is above the allowable cap, Advantus will vote against                                AGAINST
 plan.

Among the plan features that may result in a vote against the plan are:
o    plan administrators are given the authority to reprice or replace                                     AGAINST
     underwater options; repricing guidelines will conform to changes in the
     NYSE and NASDAQ listing rules.

WFB will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company's most recent three-year burn rate exceeds one
standard deviation of its GICS segmented by Russell 3000 index and                                         AGAINST
non-Russell 3000 index; and the company's most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

Advantus will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or
the company demonstrates that it is using a substantial portion of                                      CASE-BY-CASE
performance-based awards for its top executives.

Advantus will vote for shareholder proposals asking the company to expense
stock options as a result of the FASB final rule on expensing stock options.                                 FOR

Advantus will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive
bonuses/compensation.                                                                                        FOR

Advantus will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly
dilutive, broad-based (non-approved) plans and is not acting to correct the                                AGAINST
situation.

Advantus will evaluate shareholder proposals asking companies to adopt
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
holding periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership
requirements, as well as actual officer stock ownership in the company.                                 CASE-BY-CASE

For certain OBRA-related proposals, Advantus will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and
(b) add performance criteria to existing compensation plans to comply with
the provisions of Section 162(m) of the Internal Revenue Code.                                          CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. Advantus will consider these plans based
on their voting power dilution.                                                                         CASE-BY-CASE

Advantus will generally vote for retirement plans for directors.                                             FOR

Specifically in Japan, Advantus will vote against option plans/grants to directors or employees of "related companies," even though they meet our
criteria for dilution and exercise price, without adequate disclosure and                                  AGAINST
justification.

Specifically in the U.K., Advantus will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after
the initial period.)                                                                                       AGAINST

Advantus will evaluate compensation proposals (Tax Havens) requesting share                             CASE-BY-CASE
option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.


----------------------------------------------------------------------------------------------------------------------------
Bonus Plans

Advantus will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC.
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Payouts under these plans may either be in cash or stock and are                                             FOR
usually tied to the attainment of certain financial or other performance goals. Advantus will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory auditors who are retiring from the board will be considered on a
case-by-case basis.                                                                                     CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Deferred Compensation Plans

Advantus will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o    the proposal is embedded in an executive or director compensation plan that
     is contrary to guidelines                                                                               FOR
----------------------------------------------------------------------------------------------------------------------------
Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

Advantus will generally vote for shareholder proposals requiring companies to                                FOR
report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

Advantus will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote,
unless the company's executive pension plans do not contain excessive                                        FOR
benefits beyond what is offered under employee-wide plans.

Advantus will generally vote against proposals that (a) seek additional disclosure of information on executive or director's pay, or (b) seek to
limit executive and director pay.                                                                          AGAINST
----------------------------------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

Advantus will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or
disapprove of these severance agreements.                                                                    FOR

Alternatively, Advantus will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also
enhance employee morale and productivity. Among the arrangements that will be                           CASE-BY-CASE
considered on their merits are:
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
o    arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
o    guarantees of benefits if a key employee voluntarily terminates;
o    guarantees of benefits to employees lower than very senior management; and
o    indemnification of liability for excise taxes.

By contrast, Advantus will vote against proposals that would guarantee
benefits in a management-led buyout.                                                                       AGAINST
----------------------------------------------------------------------------------------------------------------------------
Reincorporation

Advantus will evaluate a change in a company's state of incorporation on a case-by-case basis. Advantus will analyze the valid reasons for the proposed
move, including restructuring efforts, merger agreements, and tax or                                    CASE-BY-CASE
incorporation fee savings. Advantus will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout
provisions, fair price provisions, and disgorgement provisions. Advantus will                           CASE-BY-CASE
examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, Advantus will also examine poison pill endorsements, severance
pay and labor contract provisions, and anti-greenmail provisions in the                                 CASE-BY-CASE
context of a state's corporate governance laws on a case-by-case basis.

Advantus will evaluate shareholder proposals requiring offshore companies to                            CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.
----------------------------------------------------------------------------------------------------------------------------
Stakeholder Laws

Advantus will vote against resolutions that would allow the Board to consider                              AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.
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

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Similarly, Advantus will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they
deem relevant in discharging their duties.                                                                   FOR
----------------------------------------------------------------------------------------------------------------------------
Mergers/Acquisitions and Corporate Restructurings


Advantus will consider proposals on mergers and acquisitions on a case-by-case basis. Advantus will determine if the transaction is in the best
economic interests of the shareholders. Advantus will take into account the                             CASE-BY-CASE
following factors:

o    anticipated financial and operating benefits;
o    offer price (cost versus premium);
o    prospects for the combined companies;
o    how the deal was negotiated;
o    changes in corporate governance and their impact on shareholder rights.
--------------------------------------------------------------------------------
In addition, Advantus will also consider whether current shareholders would
control a minority of the combined company's outstanding voting power, and                              CASE-BY-CASE
whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.
----------------------------------------------------------------------------------------------------------------------------

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, Advantus will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders.
Specifically, for liquidations, the cost versus premium factor may not be applicable, but Advantus may also review the compensation plan for executives
managing the liquidation,                                                                               CASE-BY-CASE
----------------------------------------------------------------------------------------------------------------------------
Appraisal Rights

Advantus will vote for proposals to restore, or provide shareholders with rights of appraisal.
Rights of appraisal provide shareholders who are not satisfied with the terms of
certain corporate transactions (such as mergers) the right to demand a judicial                              FOR
review in order to determine the fair value of their shares.
----------------------------------------------------------------------------------------------------------------------------
Mutual Fund Proxies

Advantus will usually vote mutual fund proxies as recommended by management.
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
Proposals may include, and are not limited to, the following issues:

o     eliminating the need for annual meetings of mutual fund shareholders;
o     entering into or extending investment advisory agreements and management
      contracts;                                                                                             FOR
o     permitting securities lending and participation in repurchase agreements;
o     changing fees and expenses; and
o     changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.
Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.
As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.


Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange
Act of 1934; and the federal Investment Company Act of 1940.
----------------------------------------------------------------------------------------------------------------------------
Social and Environmental Proposals

Advantus will generally vote against social and environmental proposals by
shareholders as their impact on share value can rarely be anticipated with any                             AGAINST
degree of confidence. Proposals that limit the business activity or capability of
----------------------------------------------------------------------------------------------------------------------------

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

----------------------------------------------------------------------------------------------------------------------------
the company or result in significant costs do not
benefit shareholder value.

Social and environmental issues that may arise include:

o        Energy and Environment
o        Repressive Regimes and Foreign Labor Practices (South Africa, Northern
         Ireland, China)
o        Military Business
o        Maquiladora Standards & International Operations Policies
o        World Debt Crisis
o        Equal Employment Opportunity & Discrimination
o        Animal Rights
o        Product Integrity and Marketing
o        Human Resources Issues
o        Political and Charitable Contributions
o        Reference to Sexual Orientation
o        Pollution or Climate Change
o        Genetically Engineered Ingredients/Seeds
o        Board Diversity                                                                     -------------------------------
o        Arctic National Wildlife Refuge
o        Greenhouse Gas Emissions
o        Renewable Energy Sources
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


         Written by:  Vicki L. Bailey
         Approved on:  6/2/2004